[front cover]

[Begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[End sidebar]

[logo: State Street Research]

[photo: Custom House tower clock face, Boston]

Strategic Income Fund
--------------------------------------------------------------------------------

A bond fund investing
in a dynamic mix of
fixed-income securities.

Prospectus
September 1, 1998

                                    Contents
--------------------------------------------------------------------------------

        1  The Fund
--------------------------------------------------------------------------------

        1  Goal and Strategies
        2  Principal Risks
        6  Volatility and Performance
        8  Investor Expenses
       10  Investment Management

       11  Your Investment
--------------------------------------------------------------------------------

       11  Opening an Account
       11  Choosing a Share Class
       13  Sales Charges
       15  Dealer Compensation
       16  Buying and Selling Shares
       20  Account Policies
       22  Distributions and Taxes
       23  Investor Services

       24  Other Information
--------------------------------------------------------------------------------

       24  Other Securities and Risks
       26  Financial Highlights

Back Cover For Additional Information

                                   The Fund                                    1
--------------------------------------------------------------------------------

[Graphic: Chess piece]

Goal and Strategies

Fundamental Goal The fund seeks high current income consistent with overall total return.

Principal Strategies Under normal market conditions, the fund uses an allocation strategy, investing primarily in three major categories of fixed-income securities: investment grade, lower quality and foreign securities. In pursuing performance and diversifying risk, the investment manager allocates varying percentages of the fund's portfolio among these three categories. While the fund has wide flexibility in the relative weightings given to each category, it intends to remain diversified across all three categories. The fund may invest up to 60% of total assets in U.S. and foreign lower quality securities.

The fund's investment grade securities may include debt securities of the U.S. Treasury as well as those of various U.S. government agencies. This category also includes investment grade corporate securities, such as corporate bonds (bonds that, at the time of purchase, are rated within or above the Standard & Poor's BBB or the Moody's Baa major rating categories, or unrated but are considered equivalent by the investment manager). The fund's lower quality securities may include junk bonds, as well as lower quality convertible bonds and preferred stocks. Lower

[Begin sidebar]

[Graphic: Magnifying glass examining document]

Who May Want To Invest

State Street Research Strategic Income Fund is designed for investors who seek one or more of the following:

[bullet] a fund to complement a portfolio of equity investments
[bullet] a fund with the potential to generate high current income and some capital appreciation
[bullet] a highly diversified fixed-income fund

The fund is not appropriate for investors who:

[bullet] want to avoid even moderate volatility or possible losses [bullet] are seeking to maximize either growth or income
[bullet] are making short-term investments
[bullet] are investing emergency reserve money

[End sidebar]

2
----


quality securities are securities that, at the time of purchase, are below investment grade. The fund's foreign securities tend to be bonds issued by governments of developed countries. However, the fund also may invest in government debt of less developed countries as well as foreign corporate debt of any quality. Under certain conditions, the fund may use foreign currencies and related instruments to hedge its foreign investments.

In managing the fund's portfolio, the investment manager monitors and adjusts the category allocations from time to time, emphasizing those categories that the investment manager anticipates will outperform the others.


By investing across different categories of fixed-income securities rather than in just one, the fund diversifies the risks associated with investing in only one category.

The fund reserves the right to invest up to 15% of total assets in other investments, including common stocks.

For more information about the fund's investments and practices, see page 24.


[Graphic: Traffic Sign]

Principal Risks

Because the fund invests primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. There is also the risk that bond issuers may default on principal or interest payments.

In pursuing its asset allocation strategy, there is the risk that the fund will not correctly anticipate the relative performance of different bond categories over specific periods. Failure to anticipate actual relative performance or correctly allocate assets could cause periods of lackluster or negative fund performance.

                              The Fund continued                               3
--------------------------------------------------------------------------------

To the extent that the fund focuses its assets in any given category or type of security within a category, it assumes the risks associated with that category or security.

Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the fund, find it hard to sell their lower quality securities at fair prices. In addition, the value of a lower quality security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

Foreign securities present risks beyond those of U.S. securities. They are generally more volatile and less liquid than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed markets.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

One type of fixed-income security -- mortgage-related securities, which represent interests in pools of mortgages -- may offer attractive yields but generally carries additional risks. The

4
-----

prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed later than expected.

In general, the risks associated with fixed-income investing are greater for bonds with longer maturities. Because of the fund's management approach, which may include short-term trading, the fund's portfolio turnover rate may be above-average for a bond fund. High turnover can increase the fund's transaction costs and may increase your tax liability.

The fund's shares will rise and fall in value, and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and
risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                               5
                                                                           -----

[begin side bar]

[Graphic: Magnifying glass examining document]

Investing in Categories of Fixed-Income Securities

Not all fixed-income securities behave similarly under the same economic conditions. In recent years, for example, three fixed-income categories -- investment grade, lower quality and foreign -- have tended to complement each other rather than moving in lock-step with the others.

For example, when U.S. interest rates have risen or fallen, the prices of U.S. government securities and investment grade corporate bonds have tended to be more volatile than those of junk bonds. Junk bonds, however, have tended to be more sensitive to changes in the U.S. economy than investment grade securities.

With foreign securities, additional factors have come into play. For example, foreign interest rates generally have not moved in tandem with U.S. interest rates. In addition, the U.S. dollar value of many foreign securities has been affected by fluctuations in exchange rates. These interest and exchange rates generally have been sensitive to foreign economic cycles, which often have been different than those of the U.S. economy.

Knowing precisely when one category of fixed-income securities will outperform the others is difficult. As a result, many fixed-income investors find it prudent to diversify their assets across categories. One advantage of a fund such as this one is that, in addition to having an investment professional select individual securities for the portfolio, the professional also determines the allocation percentages for each category.

[end side bar]

6                          Volatility and Performance
--------------------------------------------------------------------------------

                                      Year ended December 31
--------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)           1997
--------------------------------------------------------------------------------
20%
15%
           10.65
           [up triangle]
           [down triangle]
10%
 5%
 0%-----------------------------------------------------------------------------
(5%)
(10%)

[up triangle] Best quarter: second quarter 1997, up 4.85%
[down triangle] Worst quarter: first quarter 1997, down 1.11%

Return from 1/1/98 - 6/30/98 (not annualized): 4.02%

                                                                                            As of December 31, 1997
                                                                                         ------------------------------
Average Annual Total Return                                                               1 Year       Since Inception*
-----------------------------------------------------------------------------------------------------------------------
                              Class A (%)                                                   5.67              8.35
                              Class B (%)                                                   4.85              7.61
                              Class C (%)                                                   8.85             11.23
                              Class S (%)                                                  11.08             12.53
                              Lehman Brothers Aggregate Bond Index (%)                      9.65             10.99
                              Lipper Multi-Sector Income Funds Index (%)                    8.35             10.86


*Since inception (8/30/96)

                                                                               7
                                                                           -----
[begin side bar]

[Graphic: Magnifying glass examining document]

Understanding Volatility and Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

[bullet] Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years (of course, the chart is less meaningful for a new fund such as this one). In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

[bullet] Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher. The Lipper Multi-Sector Income Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

When making comparisons, keep in mind that neither the Lehman index nor the Lipper index includes the effects of sales charges.

Also, even if your portfolio were identical to the Lehman index, your returns would always be lower, because the index does not include transaction and administrative expenses.

Keep in mind that past performance is no guarantee of future results.

[end side bar]

8                               Investor Expenses
--------------------------------------------------------------------------------

                                                                                     Class descriptions begin on page 11
                                                                               ---------------------------------------------------
Shareholder Fees (% of offering price)                                          Class A      Class B     Class C(1)     Class S(1)
----------------------------------------------------------------------------------------------------------------------------------
                                 Maximum front-end sales charge (load)           4.50         0.00         0.00         0.00
                                 Maximum deferred sales charge (load)            0.00(2)      5.00         1.00         0.00

Annual Fund Expenses (% of average net assets)                                  Class A      Class B     Class C        Class S
----------------------------------------------------------------------------------------------------------------------------------

                                 Management fee                                  0.75         0.75         0.75         0.75
                                 Distribution/service (12b-1) fees               0.25         1.00         1.00         0.00
                                 Other expenses                                  0.46         0.46         0.46         0.46
                                                                                 ----         ----         ----         ----
                                 Total annual fund operating expenses*           1.46         2.21         2.21         1.21
                                                                                 ====         ====         ====         ====

                                *Because some of the fund's expenses have been
                                 subsidized, actual total operating expenses for
                                 the prior year were:                            1.35         2.10         2.10         1.10

                                 The fund expects the expense subsidy to
                                 continue through the current fiscal year, although there is no guarantee that it will.

Example                          Year                                           Class A      Class B      Class C       Class S
----------------------------------------------------------------------------------------------------------------------------------
                                  1                                              $592       $724/$224    $324/$224       $123
                                  3                                              $891       $991/$691      $691          $384
                                  5                                             $1,212    $1,385/$1,185   $1,185         $665
                                 10                                             $2,118       $2,355       $2,544        $1,466


(1) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(2)  Except for investments of $1 million or more; see page 13.

                                                                               9
                                                                           -----

[Graphic: Magnifying glass examining document]

Understanding Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] Annual Fund Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the subsidy.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

10                             The Fund continued
--------------------------------------------------------------------------------

[Graphic: Rodin's statue "The Thinker"]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of July 31, 1998), including more than $16 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of fund assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in August 1996. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Since the fund's inception, Mr. Kallis has been supported by Bartlett R. Geer, who manages the lower quality portion of the fund, and Elizabeth M. Westvold, who manages the fund's foreign securities. Mr. Geer is a senior vice president and has worked as an investment professional since joining the firm in 1981. Also a Senior Vice President, Ms. Westvold has worked as an investment professional for 14 years.

                                 Your Investment                              11
--------------------------------------------------------------------------------

[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: Checklist]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

12                          Your Investment continued
--------------------------------------------------------------------------------
[Begin sidebar]

[Graphic: Magnifying glass examining document]

Understanding Distribution/Service Fees

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.

The Fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[End sidebar]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule on facing page

[bullet] Lower annual expenses than Class B or Class C shares because of lower distribution/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


Class S -- Special Programs

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

                                                                              13
                                                                           -----

Sales Charges

Class A -- Front Load

 when you invest        this % is     which equals
 this amount            deducted      this % of
                        for sales     your net
                        charges       investment
--------------------------------------------------
 Up to $99,999            4.50          4.71
 $100,000 - $249,999      3.50          3.63
 $250,000 - $499,999      2.50          2.56
 $500,000 - $999,999      2.00          2.04
 $1 million or more        see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B -- Back Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
 First year                            5.00
 Second year                           4.00
 Third year                            3.00
 Fourth year                           3.00
 Fifth year                            2.00
 Sixth year or later                   None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

14                          Your Investment continued
--------------------------------------------------------------------------------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
 First year                            1.00
 Second year or later                  None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S --
Special Programs

Class S shares have no sales charges.

                                                                              15
                                                                           -----

[Graphic: Check (money)]

Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Maximum Dealer Compensation            Class A    Class B    Class C  Class S
-----------------------------------------------------------------------------
 Initial commission (%)                  --        4.00       1.00      0.00
 Investments up to $100,000 (%)         4.00        --         --        --
 $100,000 - $249,999 (%)                3.00        --         --        --
 $250,000 - $499,999 (%)                2.00        --         --        --
 $500,000 - $999,999 (%)                1.75        --         --        --
 First $1-3 million (%)                 1.00(1)     --         --        --
 Next $2 million (%)                    0.50(1)     --         --        --
 Next $1 and above (%)                  0.25(1)     --         --        --
 Annual fee (%)                         0.25       0.25       0.90      0.00

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

16                          Buying and Selling Shares
--------------------------------------------------------------------------------

[Graphic: Old-fashioned hand-crank cash register]

Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                           Instructions for Buying Shares                                                      17
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: brief case]                      To Open an Account                          To Add to an Account
Through a
Professional                               Consult your financial professional or      Consult your financial professional or
or Program                                 your program materials.                     your program materials.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Mail box]                        Make your check payable to "State Street    Fill out an investment slip or indicate
By Mail                                    Research Funds." Forward the check and      the fund name and account number on your
                                           your application to State Street            check. Make your check payable to "State
                                           Research.                                   Street Research Funds." Forward the
                                                                                       check and slip to State Street Research.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building                 Call to obtain an account number and        Call State Street Research to obtain a
with lightning bolt]                       forward your application to State Street    control number. Instruct your bank to
By Federal                                 Research. Wire funds using the              wire funds to:
Funds Wire                                 instructions at right.
                                                                                       [bullet] State Street Bank and Trust
                                                                                                Company, Boston, MA
                                                                                       [bullet] ABA: 011000028
                                                                                       [bullet] BNF: fund name and share class
                                                                                                you want to buy
                                                                                       [bullet] AC: 99029761
                                                                                       [bullet] OBI: your name and your account
                                                                                                number
                                                                                       [bullet] Control: the number given to
                                                                                                you by State Street Research
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]                   Verify that your bank is a member of the    Call State Street Research to verify
By Electronic                              ACH (Automated Clearing House) system.      that the necessary bank information is
Funds Transfer                             Forward your application to State Street    on file for your account. If it is, you
(ACH)                                      Research. Please be sure to include the     may request a transfer with the same
                                           appropriate bank information. Call State    phone call. If not, please ask State
                                           Street Research to request a purchase.      Street Research to provide you with an
                                                                                       EZ Trader application.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Calendar with date circled]      Forward your application, with all          Call State Street Research to verify
By Investamatic                            appropriate sections completed, to State    that Investamatic is in place on your
                                           Street Research, along with a check for     account, or to request a form to add it.
                                           your initial investment payable to          Investments are automatic once
                                           "State Street Research Funds."              Investamatic is in place.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing in               Call State Street Research or visit our     Call State Street Research or visit our
2 different directions]                    Web site.                                   Web site.
By Exchange
---------------------------------------------------------------------------------------------------------------------------------
                                           State Street Research Service Center              Internet www.ssrfunds.com
                                           PO Box 8408, Boston, MA 02266-8408
                                           Call toll-free: 1-800-562-0032
                                           (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                          Your Investment continued
--------------------------------------------------------------------------------

[Graphic: Old-fashioned hand-crank adding machine]

Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                   Instructions for Selling Shares                                                19
--------------------------------------------------------------------------------------------------------------------
[Graphic: Brief case]              Consult your financial professional or your program materials.
Through a
Professional
or Program
--------------------------------------------------------------------------------------------------------------------
[Graphic: Mail Box]                Send a letter of instruction, an endorsed stock power or share certificates (if
By Mail                            you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional
                                   documents, as well as signature guarantees if
                                   required (see facing page).
--------------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building         Check with State Street Research to make sure that a wire redemption privilege,
with lightning bolt]               including a bank designation, is in place on your account. Once this is
By Federal                         established, you may place your request to sell shares with State Street
Funds Wire                         Research. Proceeds will be wired to your pre-designated bank account. (See
                                   "Wire Transactions" on facing page.)
--------------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]           Check with State Street Research to make sure that the EZ Trader feature,
By Electronic                      including a bank designation, is in place on your account. Once this is
Funds Transfer                     established, you may place your request to sell shares with State Street
(ACH)                              Research. Proceeds will be sent to your pre-designated bank account.
--------------------------------------------------------------------------------------------------------------------
[Graphic: Telephone]               As long as the transaction does not require a written request (see facing
By Telephone                       page), you or your financial professional can sell shares by calling State
                                   Street Research. A check will be mailed to your address of record on the following business day.
--------------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing in       Read the prospectus for the fund into which you are exchanging. Call State Street
2 different directions]            Research or visit our Web site.
By Exchange
--------------------------------------------------------------------------------------------------------------------
[Graphic: Calendar                 See plan information on page 23.
with dates circled]
By Systematic
Withdrawal Plan
--------------------------------------------------------------------------------------------------------------------
[Graphic: Check (money)]           The checkwriting privilege is available for Class A shares only. If you have
By Check                           requested this privilege on your application, you may write checks for amounts from $500 to $100,000.
--------------------------------------------------------------------------------------------------------------------
                                   State Street Research Service Center               Internet www.ssrfunds.com
                                   PO Box 8408, Boston, MA 02266-8408
                                   Call toll-free: 1-800-562-0032
                                   (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                          Your Investment continued
--------------------------------------------------------------------------------

[Graphic: Sheets of Paper]

Account Policies

Telephone Requests   When you open an account you automatically receive
telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges   There is no fee to exchange shares among State Street
Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances   If the value of your account falls below $1,500,
State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                              21
                                                                           -----

The Fund's Business Hours   The fund is open the same days as the New York Stock
Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price   The fund calculates its share price every business day
at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

22                          Your Investment continued
--------------------------------------------------------------------------------

[Begin sidebar]

[Graphic: Magnifying glass examining document]

Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[End sidebar]

[Graphic: "Uncle Sam"]

Distributions and Taxes

Income and Capital Gains Distributions   The fund distributes its net income and
net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed around the end of the fund's fiscal year, which is April 30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions   In general, any dividends and
short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                                                                              23
                                                                           -----

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding   By law, the fund must withhold 31% of your distributions
and proceeds if you have not provided complete, correct taxpayer information.

[Graphic: Handshake greeting]

Investor Services

Investamatic Program   Use Investamatic to set up regular automatic investments
in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan   This plan is designed for retirees and other
investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader   This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan   This plan automatically invests your distributions
from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection   This plan lets you route any distributions or
Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans   State Street Research offers a full range of prototype
retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

24                              Other Information
--------------------------------------------------------------------------------

[Graphic: Stock certificates]

Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities   Any securities that are thinly traded or
whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation -- and the valuation of the fund -- may have a subjective element.

Securities Ratings   When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. Where a security is only rated by one agency, the fund may invest based on a higher rating derived from its own analysis. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security.

Derivatives   Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss,

                                                                              25
                                                                           -----

potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending   The fund may seek additional income by lending portfolio
securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

When-issued Securities   The fund may invest in securities prior to their date
of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons   A zero coupon security is a debt security that is
purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Asset-backed Securities   Asset-backed securities represent interests in pools
of debt (other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher, than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Defensive Investing   During unusual market conditions, the fund may place up to
100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000   The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general.

26                            Financial Highlights
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance since its inception. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                                            Class A                      Class B
-----------------------------------------------------------------------------------------------------------------------
                                                      Years ended April 30         Years ended April 30
Per Share Data                                          1997(1)(2) 1998(2)           1997(1)(2)1998(2)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                    7.00      7.06               7.00      7.05
                                                          -----     -----              -----     -----
   Net investment income ($)*                              0.38      0.55               0.31      0.49
   Net realized and unrealized gain on investments,
   foreign currency and forward contracts ($)              0.01      0.38               0.04      0.38
                                                          -----     -----              -----     -----
 Total from investment operations ($)                      0.39      0.93               0.35      0.87
                                                          -----     -----              -----     -----
   Dividends from net investment income ($)               (0.31)    (0.55)             (0.28)    (0.50)
   Distributions from capital gains ($)                   (0.02)    (0.11)             (0.02)    (0.11)
                                                          -----     -----              -----     -----
 Total distributions ($)                                  (0.33)    (0.66)             (0.30)    (0.61)
                                                          -----     -----              -----     -----
 Net asset value, end of year ($)                          7.06      7.33               7.05      7.31
                                                          =====     =====              =====     =====
 Total return (%)(3)                                       5.60(4)  13.70               4.96(4)  12.74

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                  36,110   41,348              19,678   37,432
 Expense Ratio (%)*                                        1.35(5)   1.35               2.10(5)   2.10
 Ratio of net investment income
 to average net assets (%)*                                7.30(5)   7.51               6.73(5)   6.77
 Portfolio turnover rate (%)                             110.37    179.82             110.37    179.82
 *Reflects voluntary reduction of expenses
   per share of these amounts ($)                          0.01      0.01               0.01      0.01

                                                                              27
                                                                           -----

                                                            Class C                      Class S
-----------------------------------------------------------------------------------------------------------------------
                                                      Years ended April 30         Years ended April 30
Per Share Data                                          1997(1)(2) 1998(2)           1997(1)(2)1998(2)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                    7.00      7.05               7.00      7.06
                                                          -----     -----              -----     -----
   Net investment income ($)*                              0.32      0.49               0.39      0.57
   Net realized and unrealized gain on investments,
   foreign currency and forward contracts ($)              0.03      0.38               0.02      0.38
                                                          -----     -----              -----     -----
 Total from investment operations ($)                      0.35      0.87               0.41      0.95
                                                          -----     -----              -----     -----
   Dividends from net investment income ($)               (0.28)    (0.50)             (0.33)    (0.57)
   Distributions from capital gains ($)                   (0.02)    (0.11)             (0.02)    (0.11)
                                                          -----     -----              -----     -----
 Total distributions ($)                                  (0.30)    (0.61)             (0.35)    (0.68)
                                                          -----     -----              -----     -----
 Net asset value, end of year ($)                          7.05      7.31               7.06      7.33
                                                          =====     =====              =====     =====
 Total return (%)(3)                                       4.96(4)  12.74               5.76(4)  13.99

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                   8,590   13,243              10,908   11,675
 Expense Ratio (%)*                                        2.10(5)   2.10               1.10(5)   1.10
 Ratio of net investment income
 to average net assets (%)*                                6.67(5)   6.77               7.51(5)   7.74
 Portfolio turnover rate (%)                             110.37    179.82             110.37    179.82
 *Reflects voluntary reduction of expenses
  per share of these amounts ($)                           0.01      0.01               0.01      0.01

(1)  August 30, 1996 (commencement of operations) to April 30, 1997.

(2)  Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(4)  Not annualized.

(5)  Annualized.

28                                    Notes
--------------------------------------------------------------------------------

                                      Notes                                   29
--------------------------------------------------------------------------------

================================================================================
[back cover]

                           For Additional Information
--------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: State Street Research]  State Street Research
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

prospectus
--------------------------------------
SEC File Number: 811-8322

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports   While the prospectus describes the fund's potential
investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI)   A supplement to the prospectus, the
SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
======================================================
Class A                                       SIFAX
Class B                                       SBSIX
Class C               (proposed)              SSFCX
Class S               (proposed)              SIFSX


                           SI-050F-998
   Control Number: (exp0999)SSR-LD

[front cover]

[Begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[End sidebar]

[logo: State Street Research]

[photo: Custom House tower, Boston]

Legacy Fund
--------------------------------------------------------------------------------

A tax-managed approach
to investing in stocks for
long-term growth.

Prospectus
September 1, 1998

                                    Contents
--------------------------------------------------------------------------------

        1  The Fund
--------------------------------------------------------------------------------
        1  Goal and Strategies
        2  Principal Risks
        4  Investor Expenses
        6  Investment Management

        7  Your Investment
--------------------------------------------------------------------------------

        7  Opening an Account
        7  Choosing a Share Class
        9  Sales Charges
       11  Dealer Compensation
       12  Buying and Selling Shares
       16  Account Policies
       18  Distributions and Taxes
       19  Investor Services

       20  Other Information
--------------------------------------------------------------------------------

       20  Other Securities and Risks
       22  Financial Highlights

Back Cover For Additional Information

                                    The Fund                                   1
--------------------------------------------------------------------------------

[Graphic: Chess piece]

Goal and Strategies

Fundamental Goal   The fund seeks to provide long-term growth of capital.

Principal Strategies   Under normal market conditions, the fund invests at least
65% of total assets in stocks and convertible securities of mid- and large-size companies.

In managing its portfolio, the fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods. This buy-and-hold approach is designed to allow the fund to focus on long-term capital appreciation while reducing (though not eliminating) capital gains distributions and their resulting tax liability for shareholders. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 35% of total assets in other securities (for example, bonds and small-size company stocks). The fund may also use derivatives, particularly as a way of hedging against market downturns.

For more information about the fund's investments and practices, see page 20.

[Begin Sidebar]

[Graphic: Magnifying glass examining document]

Who May Want To Invest

State Street Research Legacy Fund is designed for tax-conscious investors who seek one or both of the following:

[bullet] a stock investment for long-term growth
[bullet] reduced impact of taxes on their investment returns

The fund is not appropriate for investors who:

[bullet] want to avoid even moderate to high volatility or possible losses [bullet] are seeking either income or aggressive growth
[bullet] are making short-term investments
[bullet] are investing emergency reserve money

[End Sidebar]

2                              The Fund continued
--------------------------------------------------------------------------------

[Graphic: Traffic Sign]

Principal Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

The fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 20.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                               3
                                                                           -----

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Tax-Managed Funds

Many stock funds make their buy and sell decisions with an eye toward maximizing pre-tax performance. Tax-managed funds consider an additional factor: whether their transactions and the resulting taxable distributions could affect their shareholders' income tax burden.

Federal tax laws dictate that mutual funds must distribute their net gains from transactions each year. These distributions are taxable to you during the year in which they are made -- even if you reinvest them.

As long as a fund continues to hold a stock, any capital appreciation the fund has in that stock is reflected in the fund's share price, rather than in taxable distributions. Also, by holding a stock for a longer period, the fund can distribute any gains from its sale as long-term capital gains. These distributions are taxed as capital gains rather than ordinary income -- an advantage for shareholders in higher tax brackets.

In addition to attempting to keep portfolio turnover low, tax-managed funds may use other techniques to reduce shareholder tax liabilities, such as being selective in realizing gains and losses.

[End Sidebar Text]

4                               Investor Expenses
--------------------------------------------------------------------------------

                                                                                      Class descriptions begin on page 7
--------------------------------------------------------------------------------------------------------------------------------

Shareholder Fees (% of offering price)                                          Class A      Class B     Class C        Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 Maximum front-end sales charge (load)           4.50         0.00         0.00         0.00
                                 Maximum deferred sales charge (load)            0.00(1)      5.00         1.00         0.00

Annual Fund Expenses (% of average net assets)                                  Class A      Class B     Class C        Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 Management fee                                  0.65         0.65         0.65         0.65
                                 Distribution/service (12b-1) fees               0.25         1.00         1.00         0.00
                                 Other expenses(2)                               1.00         1.00         1.00         1.00
                                                                                 ----         ----         ----         ----
                                 Total annual fund operating expenses*           1.90         2.65         2.65         1.65
                                                                                 ====         ====         ====         ====
                                *Because some of the fund's expenses have been
                                 subsidized, actual total operating expenses for
                                 the prior period were:                          1.25         2.00         2.00         1.00

                                 The fund expects the expense subsidy to
                                 continue through the current fiscal year, although there is no guarantee that it will.

Example                          Year                                           Class A      Class B     Class C        Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 1                                               $634       $768/$268    $368/$268       $168
                                 3                                              $1,020     $1,123/$823     $823          $520

(1)  Except for investments of $1 million or more; see page 11.

(2) Because the fund has been newly organized, the percentage expense levels shown in the table as "Other expenses" are based on estimates.

                                                                               5
                                                                           -----

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Understanding Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] Annual Fund Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

The figures in the Example assume full annual expenses, and would be lower if they reflected the subsidy.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[End Sidebar Text]

6                              The Fund continued
--------------------------------------------------------------------------------

[Graphic: Rodin's statue "The Thinker"]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of July 31, 1998, including more than $16 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Kennard Woodworth, Jr. has been responsible for the fund's day-to-day portfolio management since its inception in December 1997. A senior vice president, he joined the firm in 1986 and has worked as an investment professional since 1961.

                                 Your Investment                               7
--------------------------------------------------------------------------------

[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: Checklist of funds]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

8                           Your Investment continued
--------------------------------------------------------------------------------

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Understanding Distribution/Service Fees

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 13 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[End Sidebar Text]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule on facing page

[bullet] Lower annual expenses than Class B or Class C shares because of lower distribution/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


Class S -- Special Programs

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

                                                                               9
                                                                           -----

Sales Charges

Class A -- Front Load

 when you invest        this % is     which equals
 this amount            deducted      this % of
                        for sales     your net
                        charges       investment
--------------------------------------------------
 Up to $99,999            4.50          4.71
 $100,000 - $249,999      3.50          3.63
 $250,000 - $499,999      2.50          2.56
 $500,000 - $999,999      2.00          2.04
 $1 million or more        see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B -- Back Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
--------------------------------------------------------------------------------
 First year                            5.00
 Second year                           4.00
 Third year                            3.00
 Fourth year                           3.00
 Fifth year                            2.00
 Sixth year or later                   None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

10                          Your Investment continued
--------------------------------------------------------------------------------


date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
 First year                            1.00
 Second year or later                  None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S -- Special Programs

Class S shares have no sales charges.

                                                                              11
                                                                           -----

[Graphic: Check (money)]

Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


Maximum Dealer Compensation                  Class A    Class B    Class C  Class S
-----------------------------------------------------------------------------------
 Initial commission (%)                        --        4.00       1.00      0.00
 Investments up to $100,000 (%)               4.00        --         --        --
 $100,000 - $249,999 (%)                      3.00        --         --        --
 $250,000 - $499,999 (%)                      2.00        --         --        --
 $500,000 - $999,999 (%)                      1.75        --         --        --
 First $1-3 million (%)                       1.00(1)     --         --        --
 Next $2 million (%)                          0.50(1)     --         --        --
 Next $1 and above (%)                        0.25(1)     --         --        --
 Annual fee (%)                               0.25       0.25       0.90      0.00

[Footnote]

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

[End Footnote]

12                       Buying and Selling Shares
--------------------------------------------------------------------------------

[Graphic: Old-fashioned hand-crank cash register]

Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $10,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $25,000 for all other accounts


Minimum Additional Investments:

[bullet] $1,000 for Individual Retirement Accounts

[bullet] $50 for all other accounts

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                    Instructions for Buying Shares                                                                13
------------------------------------------------------------------------------------------------------------------------------------

                                    To Open an Account                                To Add to an Account

[Graphic: Brief case]
Through a                           Consult your financial professional or            Consult your financial professional or
Professional                        your program materials.                           your program materials.
or Program
------------------------------------------------------------------------------------------------------------------------------------
[Graphic: Mail Box]
By Mail                             Make your check payable to "State Street          Fill out an investment slip or indicate the
                                    Research Funds." Forward the check and            fund name and account number on your check.
                                    your application to State Street Research.        Make your check payable to "State Street
                                                                                      Research Funds." Forward the check and slip
                                                                                      to State Street Research.
------------------------------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building]
By Federal                          Call to obtain an account number and forward      Call State Street Research to obtain a
Funds Wire                          your application to State Street Research. Wire   control number. Instruct your bank to
                                    funds using the instructions at right.            wire funds to:

                                                                                      [bullet] State Street Bank and Trust Company,
                                                                                               Boston, MA
                                                                                      [bullet] ABA: 011000028
                                                                                      [bullet] BNF: fund name and share class you
                                                                                               want to buy
                                                                                      [bullet] AC: 99029761
                                                                                      [bullet] OBI: your name and your account
                                                                                               number
                                                                                      [bullet] Control: the number given to you by
                                                                                               State Street Research
------------------------------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]
By Electronic                       Verify that your bank is a member of the          Call State Street Research to verify that
Funds Transfer                      ACH (Automated Clearing House) system.            the necessary bank information is on
(ACH)                               Forward your application to State Street          file for your account. If it is, you may
                                    Research. Please be sure to include               request a transfer with the same phone call.
                                    the appropriate bank information. Call            If not, please ask State Street Research to
                                    State Street Research to request a purchase.      provide you with an EZ Trader application.
------------------------------------------------------------------------------------------------------------------------------------
[Graphic: Calendar                  Forward your application, with all appropriate    Call State Street Research to verify that
with dates circled]                 sections completed, to State Street Research,     Investamatic is in place on your account, or
By Investamatic                     along with a check for your initial investment    to request a form to add it. Investments are
                                    payable to "State Street Research Funds."         automatic once Investamatic is in place.
------------------------------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing in        Call State Street Research or visit our           Call State Street Research or visit our
2 different directions]             Web site.                                         Web site.
By Exchange
------------------------------------------------------------------------------------------------------------------------------------
                                    State Street Research Service Center            Internet www.ssrfunds.com
                                    PO Box 8408, Boston, MA 02266-8408
                                    Call toll-free: 1-800-562-0032
                                    (business days 8:00 a.m. - 6:00 p.m., eastern time)

14                            Your Investment continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


[Graphic: Old-fashioned hand-crank adding machine]
Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                            Instructions for Selling Shares                   15
--------------------------------------------------------------------------------

[Graphic: Brief case]       Consult your financial professional or your program materials.
Through a
Professional
or Program
--------------------------------------------------------------------------------------------------------------
[Graphic: Mail Box]         Send a letter of instruction, an endorsed stock power or share certificates (if
By Mail                     you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents,
                            as well as signature guarantees if required (see
                            facing page).
--------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building  Check with State Street Research to make sure that a wire redemption privilege,
with lightning bolt]        including a bank designation, is in place on your account. Once this is
By Federal                  established, you may place your request to sell shares with State Street
Funds Wire                  Research. Proceeds will be wired to your pre-designated bank account. (See
                            "Wire Transactions" on facing page.)
--------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]    Check with State Street Research to make sure that the EZ Trader feature,
By Electronic               including a bank designation, is in place on your account. Once this is
Funds Transfer              established, you may place your request to sell shares with State Street
(ACH)                       Research. Proceeds will be sent to your pre-designated bank account.
--------------------------------------------------------------------------------------------------------------
[Graphic: Telephone]        As long as the transaction does not require a written request (see facing
By Telephone                page), you or your financial professional can sell shares by calling State
                            Street Research. A check will be mailed to your address of record on the following business day.
--------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing   Read the prospectus for the fund into which you are exchanging. Call State Street in  2 different directions] Research or visit our Web site.
By Exchange
--------------------------------------------------------------------------------------------------------------
[Graphic: Calendar          See plan information on page 21.
with dates circled]
By Systematic
Withdrawal Plan
--------------------------------------------------------------------------------------------------------------
                            State Street Research Service Center            Internet www.ssrfunds.com
                            PO Box 8408, Boston, MA 02266-8408
                            Call toll-free: 1-800-562-0032
                            (business days 8:00 a.m. - 6:00 p.m., eastern time)

16                          Your Investment continued
--------------------------------------------------------------------------------

[Graphic: Sheets of Paper]

Account Policies

Telephone Requests   When you open an account you automatically receive
telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges   There is no fee to exchange shares among State Street
Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances   If the value of your account falls below $1,500,
State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                              17
                                                                            ----
The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price   The fund calculates its share price every business day
at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies   Please note that the fund maintains additional policies
and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

18                          Your Investment continued
--------------------------------------------------------------------------------
[Graphic: Magnifying glass examining document]
Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[Graphic: "Uncle Sam"]

Distributions and Taxes

Income and Capital Gains Distributions   The fund typically distributes its net
income and net capital gains, if any, around the end of the fund's fiscal year, which is April 30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions   In general, any dividends and
short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                                                                              19
                                                                            ----
The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding   By law, the fund must withhold 31% of your distributions
and proceeds if you have not provided complete, correct taxpayer information.

[Graphic: Handshake greeting] Investor Services

         Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan   This plan is designed for retirees and other
investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader   This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan   This plan automatically invests your distributions
from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection   This plan lets you route any distributions or
Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans   State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

20                               Other Information
--------------------------------------------------------------------------------

[Graphic: Stock certificates]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities   Any securities that are thinly traded or
whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

International Exposure   Many U.S. companies in which the fund may invest
generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Foreign Investments   Foreign securities are generally more volatile than their
domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives   Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign

                                                                              21
                                                                            ----
securities. The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending   The fund may seek additional income by lending portfolio
securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

Bonds   The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

When-issued Securities   The fund may invest in securities prior to their date
of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Defensive Investing   During unusual market conditions, the fund may place up to
100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000   The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general.

22                          Financial Highlights
-------------------------------------------------------------------------------
These highlights are intended to help you understand the fund's performance since its inception. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                                          Class A                       Class B
                                                 --------------------------    -------------------------

Per Share Data                                          1998(1)(2)                  1998(1)(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                10.00                          10.00
                                                      ---------                       --------
   Net investment income (loss) ($)*                     0.00                          (0.03)

   Net realized and unrealized gain
   on investments ($)                                    1.66                           1.67

 Total from investment operations ($)                    1.66                           1.64
                                                      ---------                       ---------

 Net asset value, end of period ($)                     11.66                          11.64
                                                      ==========                      =========
 Total return (%)(3)                                    16.60(4)                       16.40(4)


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------

 Net assets at end of period ($ thousands)             11,984                         19,688

 Expense ratio (%)*                                      1.25(5)                        2.00(5)

 Ratio of net investment income (loss)
 to average net assets (%)*                              0.01(5)                       (0.76)(5)

 Portfolio turnover rate (%)                             6.44                           6.44

 *Reflects voluntary reduction of expenses
  per share of these amounts ($)                         0.04                           0.04


                                                                              23

                                                          Class C                       Class S
                                                 --------------------------    -------------------------

Per Share Data                                          1998(1)(2)                  1998(1)(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                10.00                         10.00
                                                      ---------                       ---------

   Net investment income (loss) ($)*                    (0.03)                         0.03

   Net realized and unrealized gain
   on investments ($)                                    1.66                          1.65
                                                      ---------                       ---------

 Total from investment operations ($)                    1.63                          1.68

 Net asset value, end of period ($)                     11.63                         11.68
                                                      ==========                      =========

 Total return (%)(3)                                    16.30(4)                      16.80(4)


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------

 Net assets at end of period ($ thousands)              4,977                          4,127

 Expense ratio (%)*                                      2.00(5)                        1.00(5)

 Ratio of net investment income (loss)
 to average net assets (%)*                             (0.69)(5)                       0.60(5)

 Portfolio turnover rate (%)                             6.44                           6.44

 *Reflects voluntary reduction of expenses
   per share of these amounts ($)                        0.04                           0.09



(1) December 31, 1997 (commencement of operations) to April 30, 1998.
(2) Per-share figures have been calculated using the average shares method.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
(4) Not annualized.
(5) Annualized.

24                                    Notes
--------------------------------------------------------------------------------

                                      Notes                                   25
--------------------------------------------------------------------------------

================================================================================
[back cover]

                           For Additional Information
--------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: State Street Research] State Street Research
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
--------------------------------------
SEC File Number: 811-8322


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
======================================================
Class A               (proposed)              SRLAX
Class B                                       SRLBX
Class C               (proposed)              SRLCX
Class S               (proposed)              SRLSX


                              LF-184F-0998
   Control Number: (exp0999)SSR-LD

[front cover]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[logo: State Street Research]

[photo: Custom House tower, Boston]

Galileo Fund
--------------------------------------------------------------------------------

A growth fund
emphasizing stock
selection within a
defined sector mix.

Prospectus
September 1, 1998

                                 Contents
--------------------------------------------------------------------------------

        1  The Fund
--------------------------------------------------------------------------------

        1  Goal and Strategies
        2  Principal Risks
        4  Investor Expenses
        6  Investment Management

        7  Your Investment
--------------------------------------------------------------------------------

        7  Opening an Account
        7  Choosing a Share Class
        9  Sales Charges
       11  Dealer Compensation
       12  Buying and Selling Shares
       16  Account Policies
       18  Distributions and Taxes
       19  Investor Services

       20  Other Information
--------------------------------------------------------------------------------

       20  Other Securities and Risks
       22  Financial Highlights

Back Cover For Additional Information

                                    The Fund                                   1
--------------------------------------------------------------------------------

[Graphic: Chess piece]

Goal and Strategies

Fundamental Goal   The fund seeks to provide long-term growth of capital.

Principal Strategies   Under normal market conditions, the fund invests at least
65% of total assets in stocks and convertible securities of companies in the Russell 1000 Index (an index of the 1,000 largest publicly traded U.S. companies) and of other U.S. and foreign companies of comparable size.

The fund invests in companies that appear to offer potential for long-term growth. Rather than trying to anticipate which sectors of the market will have the best performance, the fund intends to add value by identifying the most promising securities within each sector. A sector is a group of industries with shared characteristics, such as consumer staples (which includes makers of foods and household products and drug and grocery store chains), financial services and health care. While the fund's sector weightings are expected to approximate those of the Russell 1000, the particular stocks owned by the fund will not mirror the index.

In selecting stocks, the investment manager follows an approach that emphasizes the role of its in-house research analysts. While the portfolio manager has primary responsibility for day-to-day management of the fund, he delegates responsibility for stock selection to research analysts. Each analyst is responsible for buying and selling stocks in specific industries, subject to the portfolio manager's supervision.

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Who May Want To Invest

State Street Research Galileo Fund is designed for investors who seek one or more of the following:

[bullet] a stock fund for long-term growth
[bullet] a stock fund that emphasizes large-size companies
[bullet] a stock fund with broad exposure across industry sectors

The fund is not appropriate for investors who:

[bullet] want to avoid high volatility or possible losses
[bullet] are making short-term investments
[bullet] are investing emergency reserve money
[bullet] are seeking regular income

[End Sidebar Text]

2                              The Fund continued
--------------------------------------------------------------------------------

The fund reserves the right to invest up to 35% of total assets in other securities (for example, small company stocks). The fund may also use derivatives, particularly as a way of hedging.

For more information about the fund's investments and practices, see page 20.

[Graphic: Traffic Sign]

Principal Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

The fund's policy of remaining invested in all sectors of the Russell 1000 means that its performance will be affected by sector-wide downturns. In some circumstances, when the stocks within a given sector move up or down in tandem, the fund may not be able to add substantial value through its stock selection strategy. The fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when large company stocks in general are out of favor.

The success of the fund's investment strategy depends largely on the skill of the portfolio manager and the research analysts in assessing the potential of the stocks the fund buys.

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the fund's brokerage costs and may increase your tax liability.

Because the fund may invest in U.S. companies with some international business, and may also invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                               The Fund continued                              3
--------------------------------------------------------------------------------

Information on other securities and risks appears on page 20.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Sidebar Text]

[Graphic: Magnifying glass examining document]

The Role of
Research Analysts

Research analysts can play a critical role in the success of a fund's investment strategy. An enormous quantity of information is available about publicly traded companies. For a fund with a broad-based investment program (such as one focused on large company stocks), it would be very difficult for a single portfolio manager to analyze all the available information.

Typically, an analyst is assigned to several industries within one or more market sectors and has responsibility for developing a high level of knowledge of the companies in those industries. In most mutual funds, the analyst's expertise is then made available to the portfolio manager, who is responsible for making investment decisions for the fund.

The relative role of research analysts can vary. In some circumstances an analyst is responsible primarily for providing information a portfolio manager requests, such as earnings estimates or industry outlooks. In other situations, analysts play a more prominent role, as in the case of this fund, where they are given authority for the selection of portfolio investments. By emphasizing the role of analysts, the fund has the potential to benefit most directly from the insights of those who are closest to the relevant investment information.

[End Sidebar Text]

4                               Investor Expenses
--------------------------------------------------------------------------------

                                                                                      Class descriptions begin on page 7
                                                                               -------------------------------------------------
Shareholder Fees (% of offering price)                                          Class A      Class B     Class C        Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 Maximum front-end sales charge (load)           4.50         0.00         0.00         0.00
                                 Maximum deferred sales charge (load)            0.00(1)      5.00         1.00         0.00

Annual Fund Expenses (% of average net assets)                                  Class A      Class B     Class C        Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 Management fee                                  0.65         0.65         0.65         0.65
                                 Distribution/service (12b-1) fees               0.25         1.00         1.00         0.00
                                 Other expenses(2)                               1.50         1.50         1.50         1.50
                                                                                 ----         ----         ----         ----
                                 Total annual fund operating expenses*           2.40         3.15         3.15         2.15
                                                                                 ====         ====         ====         ====

                                *Because some of the fund's expenses have
                                 been subsidized, actual total operating
                                 expenses for the prior period were:             1.25         2.00         2.00         1.00

                                 The fund expects the expense subsidy to
                                 continue through the current fiscal year, although there is no guarantee that it will.

Example                          Year                                           Class A      Class B      Class C       Class S
--------------------------------------------------------------------------------------------------------------------------------
                                 1                                               $682       $818/$318    $418/$318       $218
                                 3                                              $1,165     $1,271/$971     $971          $673

(1)  Except for investments of $1 million or more; see page 11.

(2) Because the fund has been newly organized, the percentage expense levels shown in the table as "Other expenses" are based on estimates.

                                                                           5
                                                                           -----
[Sidebar Text]

[Graphic: Magnifying glass examining document]

Understanding
Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] Annual Fund Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

The figures in the Example assume full annual expenses and would be lower if they reflected the subsidy.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[End Sidebar Text]

6                              The Fund continued
--------------------------------------------------------------------------------

[Graphic: Rodin's statue "The Thinker"]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of July 31, 1998), including more than $16 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Thomas J. Dillman has had primary responsibility for the fund's day-to-day portfolio management since its inception in March 1998. A senior vice president, he has worked as an investment professional since 1980.

                                 Your Investment                               7
--------------------------------------------------------------------------------
[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: Checklist of funds]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

8                           Your Investment continued
--------------------------------------------------------------------------------

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Understanding
Distribution/Service
Fees

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 13 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors

[End Sidebar Tex]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule on facing page

[bullet] Lower annual expenses than Class B or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class C -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

                                                                            9
                                                                           -----
Sales Charges

Class A -- Front Load

 when you invest        this % is     which equals
 this amount            deducted      this % of
                        for sales     your net
                        charges       investment
--------------------------------------------------
 Up to $99,999            4.50          4.71
 $100,000 - $249,999      3.50          3.63
 $250,000 - $499,999      2.50          2.56
 $500,000 - $999,999      2.00          2.04
 $1 million or more        see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B -- Back Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
 First year                            5.00
 Second year                           4.00
 Third year                            3.00
 Fourth year                           3.00
 Fifth year                            2.00
 Sixth year or later                   None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

10                          Your Investment continued
--------------------------------------------------------------------------------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
 First year                            1.00
 Second year or later                  None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S -- Special Programs

Class S shares have no sales charges.

                                                                           11
                                                                           -----

[Graphic: Check (money)]

Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Maximum Dealer Compensation            Class A    Class B    Class C  Class S
-----------------------------------------------------------------------------
 Initial commission (%)                  --        4.00       1.00      0.00
 Investments up to $100,000 (%)         4.00        --         --        --
 $100,000 - $249,999 (%)                3.00        --         --        --
 $250,000 - $499,999 (%)                2.00        --         --        --
 $500,000 - $999,999 (%)                1.75        --         --        --
 First $1-3 million (%)                 1.00(1)     --         --        --
 Next $2 million (%)                    0.50(1)     --         --        --
 Next $1 and above (%)                  0.25(1)     --         --        --
 Annual fee (%)                         0.25       0.25       0.90      0.00

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

12                          Buying and Selling Shares
--------------------------------------------------------------------------------

[Graphic: Old-fashioned hand-crank cash register]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $10,000 for accounts that use the Investamatic program(1)

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $25,000 for all other accounts(1)

Minimum Additional Investments:

[bullet] $1,000 for Individual Retirement Accounts

[bullet] $50 for all other accounts

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests   All requests received by State Street Research before 4:00
p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions   Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

[Footnote]

(1) $2,500 until October 1,1998. However, the distributor reserves the right to require the $25,000 minimum ($10,000 for Investamatic program) before this date, or to continue with a reduced minimum beyond it, without further notice.

[End Footnote]

                        Instructions for Buying Shares                        13
--------------------------------------------------------------------------------

[Graphic: brief case]                      To Open an Account                          To Add to an Account
Through a
Professional                               Consult your financial professional or      Consult your financial professional or
or Program                                 your program materials.                     your program materials.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Mail box]                        Make your check payable to "State Street    Fill out an investment slip or indicate
By Mail                                    Research Funds." Forward the check and      the fund name and account number on your
                                           your application to State Street            check. Make your check payable to "State
                                           Research.                                   Street Research Funds." Forward the
                                                                                       check and slip to State Street Research.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building                 Call to obtain an account number and        Call State Street Research to obtain a
with lightning bolt]                       forward your application to State Street    control number. Instruct your bank to
By Federal                                 Research. Wire funds using the              wire funds to:
Funds Wire                                 instructions at right.
                                                                                       [bullet] State Street Bank and Trust
                                                                                                Company, Boston, MA
                                                                                       [bullet] ABA: 011000028
                                                                                       [bullet] BNF: fund name and share class
                                                                                                you want to buy
                                                                                       [bullet] AC: 99029761
                                                                                       [bullet] OBI: your name and your account
                                                                                                number
                                                                                       [bullet] Control: the number given to
                                                                                                you by State Street Research
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]                   Verify that your bank is a member of the    Call State Street Research to verify
By Electronic                              ACH (Automated Clearing House) system.      that the necessary bank information is
Funds Transfer                             Forward your application to State Street    on file for your account. If it is, you
(ACH)                                      Research. Please be sure to include the     may request a transfer with the same
                                           appropriate bank information. Call State    phone call. If not, please ask State
                                           Street Research to request a purchase.      Street Research to provide you with an
                                                                                       EZ Trader application.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: Calendar with date circled]      Forward your application, with all          Call State Street Research to verify
By Investamatic                            appropriate sections completed, to State    that Investamatic is in place on your
                                           Street Research, along with a check for     account, or to request a form to add it.
                                           your initial investment payable to          Investments are automatic once
                                           "State Street Research Funds."              Investamatic is in place.
---------------------------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing in               Call State Street Research or visit our     Call State Street Research or visit our
2 different directions]                    Web site.                                   Web site.
By Exchange
---------------------------------------------------------------------------------------------------------------------------------
                                           State Street Research Service Center              Internet www.ssrfunds.com
                                           PO Box 8408, Boston, MA 02266-8408
                                           Call toll-free: 1-800-562-0032
               (business days 8:00 a.m. - 6:00 p.m., eastern time)

14                          Your Investment continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned hand-crank adding machine]

Policies for
Selling Shares

Circumstances that Require Written Requests   Please submit instructions in
writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests   All requests received in good order by State Street
Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions   Proceeds sent by federal funds wire must total at least
$5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares   If you sell shares before the check or
electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                      15
--------------------------------------------------------------------------------

[Graphic: Brief case]              Consult your financial professional or your program materials.
Through a
Professional
or Program
--------------------------------------------------------------------------------------------------------------------
[Graphic: Mail Box]                Send a letter of instruction, an endorsed stock power or share certificates (if
By Mail                            you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional
                                   documents, as well as signature guarantees if
                                   required (see facing page).
--------------------------------------------------------------------------------------------------------------------
[Graphic: Capitol Building         Check with State Street Research to make sure that a wire redemption privilege,
with lightning bolt]               including a bank designation, is in place on your account. Once this is
By Federal                         established, you may place your request to sell shares with State Street
Funds Wire                         Research. Proceeds will be wired to your pre-designated bank account. (See
                                   "Wire Transactions" on facing page.)
--------------------------------------------------------------------------------------------------------------------
[Graphic: electric plug]           Check with State Street Research to make sure that the EZ Trader feature,
By Electronic                      including a bank designation, is in place on your account. Once this is
Funds Transfer                     established, you may place your request to sell shares with State Street
(ACH)                              Research. Proceeds will be sent to your pre-designated bank account.
--------------------------------------------------------------------------------------------------------------------
[Graphic: Telephone]               As long as the transaction does not require a written request (see facing
By Telephone                       page), you or your financial professional can sell shares by calling State
                                   Street Research. A check will be mailed to your address of record on the following business day.
--------------------------------------------------------------------------------------------------------------------
[Graphic: arrows pointing in       Read the prospectus for the fund into which you are exchanging. Call State Street
2 different directions]            Research or visit our Web site.
By Exchange
--------------------------------------------------------------------------------------------------------------------
[Graphic: Calendar                 See plan information on page 21.
with dates circled]
By Systematic
Withdrawal Plan
--------------------------------------------------------------------------------------------------------------------
                                   State Street Research Service Center               Internet www.ssrfunds.com
                                   PO Box 8408, Boston, MA 02266-8408
                                   Call toll-free: 1-800-562-0032
                                   (business days 8:00 a.m. - 6:00 p.m., eastern time)

16                          Your Investment continued
--------------------------------------------------------------------------------

[Graphic: Sheets of Paper]

Account Policies

Telephone Requests   When you open an account you automatically receive
telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges   There is no fee to exchange shares among State Street
Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances   If the value of your account falls below $1,500,
State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                           17
                                                                           -----

The Fund's Business Hours   The fund is open the same days as the New York Stock
Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price   The fund calculates its share price every business day
at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies   Please note that the fund maintains additional policies
and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

18                          Your Investment continued
--------------------------------------------------------------------------------

[Sidebar Text]

[Graphic: Magnifying glass examining document]

Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[End Sidebar Text]

[Graphic: "Uncle Sam"]

Distributions and Taxes

Income and Capital Gains Distributions   The fund typically distributes its net
income and net capital gains, if any, around the end of the fund's fiscal year, which is April 30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions   In general, any dividends and
short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                                                                           19
                                                                           -----

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding   By law, the fund must withhold 31% of your distributions
and proceeds if you have not provided complete, correct taxpayer information.

[Graphic: Handshake greeting]

Investor Services

Investamatic Program   Use Investamatic to set up regular automatic investments
in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan   This plan is designed for retirees and other
investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader   This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan   This plan automatically invests your distributions
from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection   This plan lets you route any distributions or
Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans   State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

20                               Other Information
--------------------------------------------------------------------------------

[Graphic: Stock certificates]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 3. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities   Any securities that are thinly traded or
whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

International Exposure   Many U.S. companies in which the fund may invest
generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Foreign Investments   Foreign securities are generally more volatile than their
domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives   Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for

                                                                           21
                                                                           -----

hedging its positions in foreign securities. The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending   The fund may seek additional income by lending portfolio
securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

Bonds   The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

When-issued Securities   The fund may invest in securities prior to their date
of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Defensive Investing   During unusual market conditions, the fund may place up to
100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000   The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general.

22                          Financial Highlights
--------------------------------------------------------------------------------
These highlights are intended to help you understand the Fund's performance since its inception. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                                            Class A                      Class B
                                                  -------------------------   ------------------------------
Per Share Data                                              1998(1)(2)                  1998(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ($)                     9.55                          9.55
                                                              ----                          ----
   Net investment income (loss) ($)*                          0.01                         (0.00)

   Net realized and unrealized gain
   on investments ($)                                         0.36                          0.35
                                                              ----                          ----
 Total from investment operations ($)                         0.37                          0.35
                                                              ----                          ----
 Net asset value, end of period ($)                           9.92                          9.90
                                                              ====                          ====
 Total return (%)(3)                                          3.87(4)                       3.66(4)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
 Net assets at end of period ($ thousands)                   6,132                         5,142
 Expense ratio (%)*                                           1.25(5)                       2.00(5)
 Ratio of net investment income (loss)
 to average net assets (%)*                                   0.45(5)                      (0.31)(5)
 Portfolio turnover rate (%)                                 13.04                         13.04
 *Reflects voluntary reduction of expenses
  per share of these amounts ($)                              0.03                          0.03

                                                                           23
                                                                           -----

                                                            Class C                         Class S
                                                  -------------------------   ------------------------------
Per Share Data                                              1998(1)(2)                   1998(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ($)                     9.55                          9.55
                                                              ----                          ----
   Net investment income (loss) ($)*                         (0.00)                         0.02

   Net realized and unrealized gain
   on investments ($)                                         0.36                          0.35
                                                              ----                          ----
 Total from investment operations ($)                         0.36                          0.37
                                                              ----                          ----
 Net asset value, end of period ($)                           9.91                          9.92
                                                              ====                          ====
 Total return (%)(3)                                          3.77(4)                       3.87(4)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
 Net assets at end of period ($ thousands)                   1,061                          4,763
 Expense ratio (%)*                                           2.00(5)                        1.00(5)
 Ratio of net investment income (loss)
 to average net assets (%)*                                  (0.13)(5)                       0.98(5)
 Portfolio turnover rate (%)                                 13.04                          13.04
 *Reflects voluntary reduction of expenses
  per share of these amounts ($)                              0.04                           0.06

(1)  March 11, 1998 (commencement of operations) to April 30, 1998.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(4) Not annualized.

(5) Annualized.

24                                    Notes
--------------------------------------------------------------------------------

                                      Notes                                   25
--------------------------------------------------------------------------------

[back cover]

                           For Additional Information
--------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: State Street Research]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
--------------------------------------
SEC File Number: 811-8322


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports   While the prospectus describes the fund's potential
investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI)   A supplement to the prospectus, the
SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
======================================================
Class A               (proposed)              SGALX
Class B               (proposed)              SGBLX
Class C               (proposed)              SGLCX
Class S               (proposed)              SGLSX


                                  GA-183F-0998
   Control Number: (exp0999)SSR-LD

                   State Street Research Strategic Income Fund
                                   a series of
                     State Street Research Securities Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 1998


                                TABLE OF CONTENTS

                                                                         Page
INVESTMENT OBJECTIVE........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.............................2

ADDITIONAL INFORMATION CONCERNING CERTAIN RISKS AND INVESTMENTS.............4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS............................16

THE TRUST, THE FUND AND ITS SHARES.........................................23

TRUSTEES AND OFFICERS......................................................24

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES....................30

PURCHASE AND REDEMPTION OF SHARES..........................................31

SHAREHOLDER ACCOUNTS.......................................................36

NET ASSET VALUE............................................................40

PORTFOLIO TRANSACTIONS.....................................................41

DISTRIBUTIONS AND CERTAIN TAX MATTERS......................................45

DISTRIBUTION OF SHARES OF THE FUND.........................................48

CALCULATION OF PERFORMANCE DATA............................................52

CUSTODIAN..................................................................56

INDEPENDENT ACCOUNTANTS....................................................56

FINANCIAL STATEMENTS.......................................................56

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Income Fund (the "Fund") dated September 1, 1998, which may be obtained without charge from the offices of State Street Research Securities Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285T-980901(exp1099)SSR-LD                        SI-879D-0998

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies" in the Prospectus of State Street Research Strategic Income Fund (the "Fund"), the Fund's investment goal, which is to provide high current income consistent with overall total return, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund--Principal Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt related instruments or interests (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33-1/3% of the value of its total assets.

         The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN RISKS AND INVESTMENTS

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity


         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Mortgage-Related Securities

         The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. Mortgage-related securities may also be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

         Mortgage-related also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

         In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-backed securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

         In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

Asset-Backed Securities

         The Fund may invest in asset-backed, which are securities that represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.

Zero and Step Coupon Securities

         Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than 5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement, the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 50% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund may invest in debt obligations denominated in foreign currencies issued or guaranteed by governments, governmental agencies and similar bodies, and supranational organizations, corporations, financial institutions, trusts, and other entities. The Fund expects to invest predominately in investment grade debt of issuers in developed nations, although no limits apply as to quality or geography.

         The Fund invests in foreign debt based on the attractiveness of the issuer, the general economic climate, the interest rate environment, and the relative strength of the U.S. dollar and relevant currency. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The obligations of foreign corporations are subject to many of the same business, industry and other fundamental variables that affect the creditworthiness of domestic corporations. All foreign debt obligations, both governmental and nongovernmental, are also affected by the inter-relationships of interest rates in the U.S. and abroad and exchange rates among currencies.

         Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currently unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

         The Fund may also invest in Yankee bonds. Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes German, France, the United Kingdom, the Netherlands, Belgium and Italy, among others. European supernational entities, in particular, issue ECU-denominated obligations.

         In addition, the Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                    Electronic Equipment    Paper Products
Airline                      Entertainment           Personal Care
Asset-backed--Mortgages      Financial Service       Photography
Asset-backed--Credit Card    Food & Beverage         Plastics
  Receivables                Forest Products         Printing & Publishing
Automotive                   Gaming & Lodging        Railroad
Automotive Parts             Gas                     Real Estate & Building
Bank                         Gas Transmission        Recreation
Building                     Grocery                 Retail Trade
Business Service             Healthcare & Hospital   Savings & Loan
Cable                          Management            Shipping &
Capital Goods & Equipment    Hospital Supply         Transportation
Chemical                     Hotel & Restaurant      Technology &
Computer Software & Service  Insurance               Communications
Conglomerate                 Machinery               Telephone
Consumer Goods & Services    Media                   Textile & Apparel
Container                    Metal & Mining          Tobacco
Cosmetics                    Office Equipment        Truckers
Diversified                  Oil Production          Trust
Drug                         Oil Refining &          Certificates--Government
Electric                     Marketing                 Related Lending
Electrical Equipment         Oil Service
Electronic Components

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU).

Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

Managing Volatility

         In administering the Fund's investments, the Investment Manager attempts in part to reduce volatility by managing the duration and weighted average maturity of the Fund's bond position.

         Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the

Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Certain Securities Ratings

Commercial Paper Ratings

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities

         Set forth below is a description of S&P corporate bond and debenture rating categories:

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Rating Downgrades

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund was organized in 1996 as a separate series of State Street Research Securities Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of four series: State Street Research Strategic Income Fund, State Street Research Intermediate Bond Fund, State Street Research Galileo Fund and State Street Research Legacy Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees, provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on a personal liability of any shareholder, or repeals the prohibition of assessment upon the shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fun r right without the consent of the holders without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act.

Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

-----------------

* or + see footnotes on page 27

         *+Thomas J. Dillman, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as research director at Bank of New York.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Company in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 72. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

-----------------

* or + see footnotes on page 27

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         *+Kim M. Peters, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research &

-----------------

* or + see footnotes on page 27

Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.
         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is Executive Vice President of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *Elizabeth M. Westvold, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 38. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years, she also has served as Vice President and as an analyst for State Street Research &Management Company.

         *+Kennard Woodworth, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of May 31, 1998, the Trustees and principal officers of the Trust as group owned less than 1% of the Fund's outstanding Class A shares and none of the Fund's Class B, Class C or Class S shares.

         Also as of May 31, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                            %
                           -----------                           ---
Class A                    Metropolitan                          49.0

Class B                    Merrill Lynch                         28.6

Class C (a)                Merrill Lynch                         56.6
                           Donaldson Lufkin Jenrette              7.9

Class S (a)                Metropolitan                          81.5
                           Andover Newton
                             Theological School                   9.6
                           State Street Bank, Trustee             7.6

         The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company (b)
One Madison Avenue
New York, NY 10010

Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza
165 Broadway
New York, NY 10080

Andover Newton Theological School
c/o State Street Research
Service Center
One Financial Center
Boston, MA 02111

State Street Bank & Trust Company (c)(d)
225 Franklin Street
Boston, MA 02110

Donaldson Lufkin Jenrette (c)(d)
  Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303



--------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) Metropolitan Life Insurance Company, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affilites, of such shares.

(c) The Fund believes that such entity does not have beneficial ownership of such shares.

(d) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class.

     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

--------------------------------------------------------------------------------
                                                                Total
                                                             Compensation
                                     Aggregate            From Fund and Fund
        Name of                    Compensation             Complex Paid
        Trustee                     From Fund(a)            to Trustees(b)
--------------------------------------------------------------------------------
Steve A. Garban                   $1,900                     $ 75,899
Malcolm T. Hopkins                $1,900                     $ 78,499
Edward M. Lamont                  $1,800                     $ 68,741
Robert A. Lawrence                $1,900                     $ 93,125
Dean O. Morton                    $2,200                     $ 97,125
Toby Rosenblatt                   $2,000                     $ 68,741
Michael S. Scott Morton           $2,400                     $103,625
Ralph F. Verni                    $    0                     $      0

--------------------

(a)  For the Fund's fiscal year ended April 30, 1998.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan Life Insurance Company, served as investment adviser. "Total Compensation from Fund and Fund Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. For the period August 30, 1996 (commencement of operations) through April 30, 1997, and for the fiscal year ended April 30, 1998, the Fund's investment advisory fee was $277,871 and $693,828, respectively.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period August 30, 1996 (commencement of operations) through April 30, 1997 and for the fiscal year ended April 30, 1998, the voluntary reduction of fees or assumption of expenses amounted to $63,516 and $103,440, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         The initial sales charge will also be waived on Class A shares purchased and paid for with the proceeds of shares redeemed in the past 90 days from a mutual fund (other than a fund managed by the Investment Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid; this waiver must be requested when the purchase order is placed for the Class A shares and the Distributor may require evidence of qualification for this waiver and establish other conditions. Availability of the waiver is subject to completion of steps necessary to implement the purchase program.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70-1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Purchases and Sales Through Certain Intermediaries. For the purpose of facilitating the sale and redemption of shares through certain intermediaries, such as mutual fund supermarkets and third-party administrators for pension plans, (a) the Fund has authorized one or more dealers or certain other agents
(i) to accept on its behalf purchase and redemption orders of Fund shares and
(ii) to designate certain other intermediaries to accept purchase and redemption orders on the

Fund's behalf, (b) the Fund will have been deemed to have received each such purchase or redemption order when an authorized dealer or, if applicable, a dealer's authorized designee, accepts the order and (c) shares purchased through such intermediaries will be priced at the Fund's net asset value next computed after they are accepted by an authorized dealer or dealer's authorized designee.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. The following telephone privileges are available:

         [bullet] Telephone Exchange Privilege for Shareholder and Shareholder's
                  Financial Professional
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder or the shareholder's financial professional to request exchanges into other State Street Research funds.

         [bullet] Telephone Redemption Privilege for Shareholder
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

         [bullet] Telephone Redemption Privilege for Shareholder's Financial
                  Professional
                  (This privilege is not automatic; a shareholder must
                   specifically elect it.)
         [bullet] This privilege allows the shareholder's financial professional to phone requests to sell shares, with the proceeds to be sent to the address of record on the account.

         A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair pricing in unusual circumstances when use of other methods as described in part above could otherwise have a material adverse effect on the Fund as a whole.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). For the period August 30, 1996 (commencement of operations) through April 30, 1997, and for the fiscal year ended April 30, 1998, the portfolio turnover rates were 110.37% and 179.82%, respectively. The Investment Manager believes that the portfolio turnover rate for the fiscal year ended April 30, 1998 was significantly higher than the rate for the prior fiscal year because the year ended April 30, 1998 was a full fiscal year compared to the shorter, initial year ended April 30, 1997 and because of portfolio transactions to modify portfolio duration and make adjustments in light of interest rate expectations.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative data relating to the performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and uses other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department which uses this information as a consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. For the period August 30, 1996 (commencement of operations) through April 30, 1997, the Fund paid no brokerage commissions and for the fiscal year ended April 30, 1998, the Fund paid $1,749 in brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request that it place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor those requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only to effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                      DISTRIBUTIONS AND CERTAIN TAX MATTERS

Distributions

         The Fund has adopted distribution procedures that differ from those procedures which have been customary for many investment companies. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and pay such dividends monthly after the end of the month. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the fund declared dividends in the exact amount of its daily net investment income.

Taxation Of The Fund--In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding at a rate of 30% (or at a lower rate under an applicable treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period August 30, 1996 (commencement of operations) through April 30, 1997, and for the fiscal year ended April 30, 1998, total sales charges on Class A shares paid to the Distributor amounted to $261,358 and $316,057, respectively. For the same periods, the Distributor retained $33,102 and $43,099, respectively, after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                         August 30, 1996
                  (Commencement of Operations)                      Fiscal Year Ended
                         April 30, 1997                                 April 30, 1998
              ------------------------------------        ------------------------------------
                Contingent                                   Contingent
                 Deferred           Commissions               Deferred           Commissions
               Sales Charges      Paid to Dealers           Sales Charges      Paid to Dealers
              ---------------    -----------------        ----------------    ----------------
Class A           $     0             $228,256                $     0             $272,958
Class B           $10,985             $669,590                $45,086             $670,109
Class C           $ 6,571             $ 80,335                $ 2,321             $ 52,328

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended April 30, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                           Class A           Class B        Class C
         Advertising                                      $ 14,725          $ 14,466        $ 11,452

         Printing and mailing of prospectuses
           to other than current shareholders                3,690             3,622           2,871

         Compensation to dealers                            36,781           220,037          61,801

         Compensation to sales personnel                    31,566            30,637          24,688

         Interest                                                0                 0               0

         Carrying or other
           financing charges                                     0                 0               0

                                       51

         Other expenses:  marketing; general                16,298            15,971          12,690
                                                          --------          --------        --------

         Total fees                                       $103,060          $284,733        $113,502
                                                          ========          ========        ========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Multi-Sector Income Funds Index.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The average annual total returns ("standard total return") of each class of the Fund's shares were as follows:

                       One Year               August 30, 1996
                    One Year Ended     (Commencement of Operations)
                    April 30, 1998            April 30, 1998
                 --------------------  ----------------------------
Class A                   8.59%                      8.55%
Class B                   7.74%                      8.35%
Class C                  11.74%                     10.61%
Class S                  13.99%                     11.86%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV

Where:   P   =   a hypothetical initial payment of $1,000

         T   =   average annual total return

         n   =   number of years

         ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of April 1998 was as follows:

         Class A           5.94%
         Class B           5.48%
         Class C           5.48%
         Class S           6.48%

         Yield for each of the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                               6
                                       a-b
                            YIELD = 2[(--- + 1)   -1]
                                       cd

Where  a = dividends and interest earned during the period

       b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended April 30, 1998 without taking sales charges into account, were as follows:

                  Class A              4.54%
                  Class B              4.03%
                  Class C              4.03%
                  Class S              4.67%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund, based on the month of April 30, 1998, were as follows:

                  Class A              6.88%
                  Class B              6.48%
                  Class C              6.48%
                  Class S              7.45%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements for the Fund's fiscal year ended April 30, 1998:


Docs\638468.4

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1998

-----------------------------------------------------------------------------------------
                                    Principal            Maturity              Value
                                      Amount               Date               (Note 1)
-----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 96.8%
U.S. Treasury 18.9%
U.S. Treasury Bond, 11.625% ..... $1,125,000            11/15/2004          $1,481,130
U.S. Treasury Bond, 12.00% ......  1,175,000             8/15/2013           1,721,927
U.S. Treasury Bond, 9.875% ......    175,000            11/15/2015             248,145
U.S. Treasury Bond, 8.75% .......    625,000             5/15/2017             816,700
U.S. Treasury Bond, 8.50% .......    600,000             2/15/2020             777,096
U.S. Treasury Bond, 8.125% ......  4,375,000             8/15/2021           5,498,150
U.S. Treasury Bond, 6.875% ......  1,550,000             8/15/2025           1,722,686
U.S. Treasury Bond, 6.625% ......    425,000             2/15/2027             459,995
U.S. Treasury Note, 6.875% ......    800,000             8/31/1999             813,128
U.S. Treasury Note, 5.625% ......  1,800,000            10/31/1999           1,800,558
U.S. Treasury Note, 7.875% ......  1,375,000            11/15/2004           1,533,345
U.S. Treasury TIPS, 3.625% ......    150,311             1/15/2008             148,666
U.S. Treasury STRIPS, 0.00% .....  1,400,000            11/15/2001           1,148,686
U.S. Treasury STRIPS, 0.00% .....  2,400,000             5/15/2007           1,423,295
                                                                            ----------
                                                                            19,593,507
                                                                            ----------
U.S. Agency Mortgage 8.8%
Federal Home Loan Mortgage
  Corp., 6.50% ..................    375,000            10/15/2019             376,755
Federal Home Loan Mortgage
  Corp. TBA, 7.00% ..............  1,025,000             5/18/2013           1,044,219
Federal Home Loan Mortgage
  Corp. TBA, 6.00% ..............  1,000,000             5/18/2013             986,875
Federal National Mortgage
  Association, 8.50% ............  1,000,000             2/01/2005           1,041,560
Federal National Mortgage
  Association, 9.00% ............    759,688             5/01/2009             805,261
Federal National Mortgage
  Association, 8.00% ............    394,928             5/01/2016             413,194
Federal National Mortgage
  Association TBA, 7.00% ........    575,000             5/13/2028             581,289
Federal National Mortgage
  Association TBA, 6.50% ........  1,175,000             5/13/2028           1,162,895
Government National Mortgage
  Association, 8.00% ............  1,659,328            11/15/2017           1,747,471
Government National Mortgage
  Association, 6.50% ............    485,395             1/15/2024             480,993
Government National Mortgage
  Association, 7.50% ............    527,719             9/15/2025             542,226
                                                                            ----------
                                                                             9,182,738
                                                                            ----------
Foreign Government 11.0%
                                  Australian Dollar
Commonwealth of Australia,
  8.75% .........................  2,975,000             8/15/2008           2,364,043
                                  New Zealand Dollar
Government of New Zealand,
  10.00% ........................  3,150,000             3/15/2002           1,898,805
                                  New Zealand Dollar
Government of New Zealand,
  8.00% .........................  3,200,000            11/15/2006          $1,897,321
                                  Pound Sterling
United Kingdom Treasury,
  8.50% .........................  2,695,000            12/07/2005           5,213,698
                                                                            ----------
                                                                            11,373,867
                                                                            ----------
Finance/Mortgage 8.9%
American Express Credit
  Account Master Trust Series
  97-1A, 6.40% .................. $  800,000             4/15/2005             811,744
AT&T Universal Card Master
  Trust 95-2A, 5.95% ............  1,000,000            10/17/2002           1,001,250
BankAmerica Institutional
  Capital Series B, 7.70%+ ......    350,000            12/31/2026             364,665
Capital One Bank Note, 6.28%         250,000             2/20/2001             249,653
CNA Financial Corp. Note,
  6.50% .........................    400,000             4/15/2005             398,276
Countrywide Funding Corp.
  Note, 6.58% ...................    575,000             9/21/2001             579,830
DLJ Mortgage Acceptance
  Corp. Series 97-CF2-A1A,
  6.55%+ ........................    145,782            11/15/2006             147,558
DMARC Corp. 98-1 A1, 6.22% ......    298,800             6/15/2031             302,162
DMARC Corp. 98-C1 A2,
  6.54% .........................    275,000             6/15/2031             281,188
ERAC USA Finance Co. Note,
  6.625%+ .......................    150,000             2/15/2005             149,700
Finova Capital Corp. Note,
  6.50% .........................    400,000             7/28/2002             400,928
First Union Lehman Brothers
  Commercial 97-C2 A2,
  6.60% .........................  1,000,000            11/18/2029           1,007,500
Florida Windstorm Sr. Sec.
  Note Series 1997, 6.85%+ ......    175,000             8/25/2007             179,456
Ford Credit Auto Owner Trust
  1996-A A3, 6.50% ..............    317,728            11/15/1999             318,522
Ford Credit Auto Owner Trust
  Series 1997B-A3, 6.05% ........    750,000             4/15/2001             753,281
GMAC Commercial Mortgage
  Security Inc. 98-C1 A1,
  6.41% .........................    200,000            11/15/2007             200,997
LB Commercial Conduit
  Mortgage Trust 98-C1 A1,
  6.33% .........................    172,823             2/18/2030             171,095
Morgan Stanley Capital Inc.
  98-A1, 6.34% ..................    174,113             1/15/2007             177,498

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                          Principal       Maturity              Value
                                            Amount          Date               (Note 1)
-----------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Prudential Home Mortgage
  Securities Co. Series 93-45
  A-2 PAC, 6.75% ...................      $  325,525     11/25/2007          $ 325,014
Prudential Home Mortgage
  Securities Co. Series 93-47
  A-11 PAC, 6.10% ..................         375,000     12/25/2023            365,272
Wells Fargo Capital Sec. Note,
  7.73%+ ...........................         500,000     12/01/2026            517,870
World Omni Inc. Note 98-1 A4,
  6.07% ............................         200,000      2/15/2002            199,875
Zurich Capital Trust Note,
  8.38%+ ...........................         350,000      6/01/2037            381,118
                                                                             ---------
                                                                             9,284,452
                                                                             ---------
Corporate 49.2%
Advanstar Commerce Inc. Sr.
  Note, 9.25%+ .....................         900,000      5/01/2008            901,125
Allbritton Communications Co.
  Series B Sr. Sub. Deb., 9.75%              725,000     11/30/2007            761,250
American Lawyer Media Inc.
  Sr. Sub. Note, 9.75%+ ............         500,000     12/15/2007            518,750
American Pacific Corp.
  Sr. Note, 9.25% ..................         550,000      3/01/2005            566,500
American Telecasting Inc. Sr.
  Note, 0.00% to 6/14/99,
  14.50% from 6/15/99 to
  maturity .........................         450,000      6/15/2004             93,375
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50% .....................         750,000      8/01/2004            796,875
Archibald Candy Corp. Sr. Sec.
  Note, 10.25% .....................         750,000      7/01/2004            806,250
Benedek Communications Corp.
  Sr. Sub. Note, 0.00% to
  5/14/2001, 13.25% from
  5/15/2001 to maturity ............       1,500,000      5/15/2006          1,185,000
Capstar Broadcasting Partners
  Sr. Note, 0.00% to
  1/31/2002, 12.75% from
  2/1/2002 to maturity .............       1,000,000      2/01/2009            745,000
Cargill Inc. Sr. Note, 6.875%+ .....         200,000      5/01/2028            210,220
Cellnet Data Systems Inc. Sr.
  Note Series B, 0.00% to
  9/30/2002, 14.00% from
  10/1/2002 to maturity ............         750,000     10/01/2007            420,000
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50% .....................       1,000,000      7/15/2002          1,062,500
Clearnet Communications Inc.
  Sr. Note, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity ...........      $  900,000     12/15/2005          $ 749,250
Columbia/HCA Healthcare Corp.
  Deb., 7.50% ......................         175,000     12/15/2023            163,618
Columbia/HCA Healthcare Corp.
  Note, 8.12% ......................         325,000      8/04/2003            331,172
Columbia/HCA Healthcare Corp.
  Note, 7.69% ......................         175,000      6/15/2025            167,092
Dobson Communications Corp.
  Sr. Note, 11.75% .................         250,000      4/15/2007            272,500
Drypers Corp. Series B Sr.
  Note, 10.25% .....................         750,000      6/15/2007            772,500
Econophone Inc. Sr. Note,
  13.50% ...........................       1,000,000      7/15/2007          1,125,000
Econophone Inc. Sr. Note,
  0.00% to 2/14/2003,
  11.00% from 2/15/2003 to
  maturity+ ........................         500,000      2/15/2008            283,750
Elgar Holdings Inc. Sr. Note,
  9.875%+ ..........................         500,000      2/01/2008            505,000
Elgin National Industries Inc.
  Sr. Note, 11.00%+ ................         250,000     11/01/2007            265,000
Empire Gas Corp. Sr. Sec.
  Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to
  maturity .........................       1,000,000      7/15/2004            920,000
Envirosource Inc. Note, 9.75% ......       1,500,000      6/15/2003          1,530,000
Envirosource Inc. Sr. Note
  Series B, 9.75%+ .................         250,000      6/15/2003            251,563
Finlay Fine Jewelry Corp. Sr.
  Note, 8.375% .....................         500,000      5/01/2008            500,000
First Wave Marine Inc. Sr.
  Note, 11.00% .....................         250,000      2/01/2008            262,500
French Fragrances Inc. Series B
  Sr. Note, 10.375% ................         500,000      5/15/2007            527,500
Golden Ocean Group Ltd. Sr.
  Note, 10.00%+ ....................       1,000,000      8/31/2001            855,000
Henry Co. Sr. Note, 10.00%+ ........         350,000      4/15/2008            356,125
ICF International Inc. Sr. Sub.
  Note, 13.00% .....................         500,000     12/31/2003            532,500
ICG Services Inc. Sr. Note,
  0.00% to 2/14/2003,
  10.00% from 2/15/2003 to
  maturity+ ........................         750,000      2/15/2008            465,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
                                            Principal       Maturity              Value
                                              Amount          Date               (Note 1)
-------------------------------------------------------------------------------------------
Corporate (cont'd)
ICG Services Inc. Sr. Note,
  0.00% to 4/30/2003, 9.875%
  from 5/1/2003 to maturity+ .........      $  500,000      5/01/2008          $  300,000
International Knife & Saw Inc.
  Sr. Sub. Note, 11.375% .............         500,000     11/15/2006             546,250
International Shipholding Corp.
  Sr. Note, 9.00%+ ...................         250,000      7/01/2003             256,563
International Shipholding Corp.
  Sr. Note Series B, 7.75% ...........         750,000     10/15/2007             734,062
Intertek Finance PLC Series B
  Sr. Sub. Note, 10.25% ..............       1,250,000     11/01/2006           1,325,000
Ionica PLC Sr. Note, 13.50% ..........         750,000      8/15/2006             656,250
J. Crew Group Inc. Sr. Note,
  0.00% to 10/14/2002,
  13.125% from 10/15/2002 to
  maturity ...........................         250,000     10/15/2008             130,000
J. Crew Operating Corp. Sr.
  Sub. Note, 10.375% .................         500,000     10/15/2007             475,000
J.B. Poindexter Inc. Sr. Note,
  12.50% .............................         750,000      5/15/2004             774,375
Johnstown America Industries
  Inc. Sr. Sub. Note, 11.75% .........         750,000      8/15/2005             836,250
Johnstown America Industries
  Inc. Sr. Sub. Note Series C,
  11.75% .............................         250,000      8/15/2005             278,750
K-III Communications Corp. Sr.
  Note, 8.50% ........................         750,000      2/01/2006             761,250
Kaiser Aluminum & Chemical
  Corp. Sub. Note, 12.75% ............         500,000      2/01/2003             531,250
Krystal Co. Sr. Note, 10.25% .........         500,000     10/01/2007             515,000
L 3 Communications Corp. Sr.
  Sub. Note, 10.375% .................         250,000      5/01/2007             275,625
Microcell Telecommunications
  Inc. Sr. Note Series B, 0.00%
  to 10/14/2002, 11.125% from
  10/15/2002 to maturity .............       1,250,000     10/15/2007             568,202
National Energy Group Inc. Sr.
  Note Series D, 10.75% ..............         250,000     11/01/2006             237,500
NBTY Inc. Sr. Sub. Note Series
  B, 8.625% ..........................         625,000      9/15/2007             635,937
Newpark Resources Inc. Sr.
  Sub. Note Series B,
  8.625%+ ............................         250,000     12/15/2007             252,500
Nextel Communications Inc. Sr.
  Note, 0.00% to 2/14/2003,
  9.95% from 2/15/2003 to
  maturity+ ..........................         500,000      2/15/2008             318,750
North Atlantic Trading Inc. Sr.
  Note, 11.00% .......................      $1,000,000      6/15/2004          $1,015,000
Orion Network Systems Inc. Sr.
  Note, 11.25% .......................       1,000,000      1/15/2007           1,140,000
Owens-Illinois Inc. Sr. Note,
  8.10% ..............................         500,000      5/15/2007             530,175
Packaging Resources Inc. Sr.
  Sec. Note, 11.625% .................         750,000      5/01/2003             735,000
Pagemart Nationwide Inc. Sr.
  Note, 0.00% to 1/31/2000,
  15.00% from 2/1/2000 to
  maturity ...........................       1,325,000      2/01/2005           1,185,875
Pagemart Wireless Inc. Sr. Sub.
  Note, 0.00% to 1/31/2003,
  11.25% from 2/1/2003 to
  maturity+ ..........................         500,000      2/01/2008             312,500
Phase Metrics Inc. Sr. Note,
  10.75%+ ............................         500,000      2/01/2005             490,000
Primus Telecommunications
  Group Sr. Note, 11.75% .............         500,000      8/01/2004             568,750
Quest Diagnostics Inc. Sr. Sub.
  Note, 10.75% .......................       1,000,000     12/15/2006           1,117,500
RSL Communications Ltd. Sr.
  Note, 12.25% .......................         700,000     11/15/2006             798,000
Service Corp. International
  Note, 6.30% ........................         350,000      3/15/2020             349,244
SFX Entertainment Inc. Sr. Sub.
  Note, 9.125%+ ......................         200,000      2/01/2008             195,000
Spanish Broadcasting Systems
  Inc. Sr. Note, 7.50% ...............       1,000,000      6/15/2002           1,150,000
Stena AB Sr. Note, 8.75% .............         500,000      6/15/2007             512,500
Sun Media Corp. Sr. Sub. Note,
  9.50% ..............................         650,000      2/15/2007             695,500
Tekni Plex Inc. Series B Sr.
  Sub. Note, 11.25% ..................         500,000      4/01/2007             556,250
Tokheim Corp. Series B Sr. Sub.
  Note, 11.50% .......................         750,000      8/01/2006             836,250
Tom's Foods Inc. Sr. Sec. Note,
  10.50% .............................         500,000     11/01/2004             507,500
Tracor Inc. Sr. Sub. Deb., 8.50% .....         250,000      3/01/2007             270,000
Transamerican Energy Corp. Sr.
  Sec. Note Series B, 11.50%                 1,250,000      6/15/2002           1,240,625
Transamerican Energy Corp. Sr.
  Sec. Note Series B, 11.50%                 1,000,000      6/15/2002             850,000
Transwestern Publishing Co. LP
  Sr. Sub. Note, 9.625%+ .............         250,000     11/15/2007             261,875

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                     Principal    Maturity         Value
                                      Amount        Date         (Note 1)
---------------------------------------------------------------------------
Corporate (cont'd)
Trump Atlantic City Associates
  First Mortgage Note, 11.25%       $ 500,000     5/01/2006     $   501,250
U.S.A. Mobile Communications
  Inc. Sr. Note, 14.00% ........... 1,250,000    11/01/2004       1,375,000
Unilab Corp. Sr. Note, 11.00% .....   500,000     4/01/2006         527,500
Usinor Sacilor SA Note, 7.25%         650,000     8/01/2006         664,768
Viacom Inc. Sr. Note, 7.75% .......   750,000     6/01/2005         790,642
Viatel Inc. Sr. Note Series A,
  0.00% to 4/14/2003,
  12.50% from 4/15/2003 to
  maturity+ .......................   500,000     4/15/2008         305,000
Viatel Inc. Sr. Note Series A,
  11.25% .......................... 1,000,000     4/15/2008       1,060,000
Wainoco Oil Corp. Sr. Note,
  9.125%+ .........................   500,000     2/15/2006         492,500
Wireless One Inc. Sr. Note,
  13.00% .......................... 1,000,000    10/15/2003         237,500
Wireless One Inc. Sr. Note,
  0.00% to 7/31/2001, 13.50%
  from 8/1/2001 to maturity .......   750,000     8/01/2006          90,000
Woodside Finance Ltd. Note,
  6.60%+ ..........................   300,000     4/15/2008         295,050
                                                                -----------
                                                                 50,967,183
                                                                -----------
Total Fixed Income Securities (Cost $100,318,548)..........     100,401,747
                                                                -----------


----------------------------------------------------------------------------
                                                    Shares
----------------------------------------------------------------------------
COMMON STOCKS & OTHER 2.9%
Ameriking Inc. Com.+* .......................          300           15,000
Ameriking Inc. Sr. Exch. Pfd.- ..............       14,069          379,859
Econophone Inc. Wts.+* ......................          750           30,000
Golden Ocean Group Ltd. Wts.+* ..............          250            2,375
Hollinger International, Inc. Cv. Pfd. ......      158,600        2,131,187
Ionica PLC Wts.+* ...........................        1,000          100,000
North Atlantic Trading Inc. Sr. Pfd.- .......       10,897          283,322
Orion Network Systems Inc. Wts.+* ...........        1,000           13,500
Primus Telecommunications Group Wts.+* ......          500            1,350
RSL Communications Ltd. Wts.+* ..............          500           49,500
Wireless One Inc. Wts.* .....................          750                8
                                                                 ----------
Total Common Stocks & Other (Cost $2,537,380) ............        3,006,101
                                                                 -----------
SHORT-TERM INVESTMENTS 15.4%
Navigator Securities Lending Prime Portfolio    15,943,830       15,943,830
                                                                 ----------
Total Short-Term Investments (Cost $15,943,830)...........       15,943,830
                                                                 -----------



-------------------------------------------------------------------------------------------------
                                                       Principal     Maturity         Value
                                                         Amount        Date         (Note 1)
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 3.1%
American Express Credit
  Corp., 5.51% ...................................... $1,619,000    5/01/1998    $  1,619,000
American Express Credit
  Corp., 5.53% ......................................  1,169,000    5/04/1998       1,169,000
General Electric Capital Corp.,
  5.51% .............................................    421,000    5/13/1998         421,000
                                                                                 -------------
Total Commercial Paper (Cost $3,209,000) .....................................      3,209,000
                                                                                 -------------
Total Investments (Cost $122,008,758)--118.2% ................................    122,560,678
Cash and Other Assets, Less Liabilities--(18.2%) .............................    (18,861,995)
                                                                                 -------------
Net Assets--100.0% ...........................................................   $103,698,683
                                                                                 =============
Federal Income Tax Information:
AtApril 30, 1998, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $122,016,651 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ..............................................................   $  3,180,749
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value .................................................................     (2,636,722)
                                                                                 -------------
                                                                                 $    544,027
                                                                                 =============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

 *  Nonincome-producing securities
 + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1998 were $11,391,102 and $11,669,863 (11.25% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
[diamond] Payments of income may be made in cash or in the form of additional securities.



Forward currency exchange contracts outstanding at April 30, 1998 are as follows:

                                                                                       Unrealized
                                                                                      Appreciation    Delivery
                                                 Total Value      Contract Price     (Depreciation)     Date
----------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars ...  3,516,000  AUD        .67830  AUD       $  91,088      5/13/98
Sell Australian dollars, Buy U.S. dollars ...    350,000  AUD        .66880  AUD           5,626      6/10/98
Sell Australian dollars, Buy U.S. dollars ...  1,100,000  AUD        .65110  AUD          (2,471)     7/23/98
Buy Australian dollars, Sell U.S. dollars ...  1,081,000  AUD        .66197  AUD         (10,353)     5/13/98
Buy Australian dollars, Sell U.S. dollars ...    350,000  AUD        .66125  AUD          (2,983)     6/10/98
Sell Canadian dollars, Buy U.S. dollars .....    805,000  CAD        .70033  CAD            (159)     7/23/98
Sell British pounds, Buy U.S. dollars .......  3,045,000  GBP       1.67265  GBP          19,986      7/23/98
Sell New Zealand dollars, Buy U.S. dollars ..    110,000  NZD        .58265  NZD           3,059      5/13/98
Sell New Zealand dollars, Buy U.S. dollars ..  4,025,000  NZD        .55600  NZD          18,119      7/23/98
Sell New Zealand dollars, Buy U.S. dollars ..  2,710,000  NZD        .55570  NZD          11,386      7/23/98
                                                                                       ---------
                                                                                       $ 133,298
                                                                                       =========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1998

Assets
Investments, at value (Cost $122,008,758) (Note 1) ................  $122,560,678
Cash ..............................................................           340
Interest and dividends receivable .................................     2,083,615
Receivable for securities sold ....................................     2,036,687
Receivable for fund shares sold ...................................       296,436
Receivable for open forward contracts .............................       149,264
Receivable from Distributor (Note 3) ..............................        21,031
Deferred organization costs and other assets (Note 1) .............        60,098
                                                                      ------------
                                                                      127,208,149
Liabilities
Payable for collateral received on securities loaned ..............    15,943,830
Payable for securities purchased ..................................     6,411,174
Payable for fund shares redeemed ..................................       550,858
Dividends payable .................................................       353,559
Accrued management fee (Note 2) ...................................        63,475
Accrued distribution and service fees (Note 5) ....................        49,835
Accrued transfer agent and shareholder services
  (Note 2) ........................................................        31,285
Payable for open forward contracts ................................        15,966
Accrued trustees' fees (Note 2) ...................................         8,481
Other accrued expenses ............................................        81,003
                                                                      ------------
                                                                       23,509,466
                                                                      ------------
Net Assets                                                           $103,698,683
                                                                      ============
Net Assets consist of:
 Undistributed net investment income ..............................  $    724,718
 Unrealized appreciation of investments ...........................       551,920
 Unrealized appreciation of forward contracts and
   foreign currency ...............................................       130,912
 Accumulated net realized gain ....................................     1,243,762
 Paid-in capital ..................................................   101,047,371
                                                                      ------------
                                                                     $103,698,683
                                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($41,348,122 [divided by] 5,643,672 shares) ......         $7.33
                                                                            ======
Maximum Offering Price per share of Class A shares
  ($7.33 [divided by] .955) .......................................         $7.68
                                                                            ======
Net Asset Value and offering price per share of
  Class B shares ($37,432,377 [divided by] 5,120,654 shares)* .....         $7.31
                                                                            ======
Net Asset Value and offering price per share of
  Class C shares ($13,242,764 [divided by] 1,811,375 shares)* .....         $7.31
                                                                            ======
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($11,675,420 [divided by] 1,593,399 shares) .....................         $7.33
                                                                            ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended April 30, 1998

Investment Income
Interest (Note 1) ........................................    $ 7,940,496
Dividends ................................................        257,333
                                                              -----------
                                                                8,197,829
Expenses
Management fee (Note 2) ..................................        693,828
Custodian fee ............................................        158,393
Service fee--Class A (Note 5) ............................        103,060
Distribution and service fees--Class B (Note 5) ..........        284,733
Distribution and service fees--Class C (Note 5) ..........        113,502
Transfer agent and shareholder services (Note 2) .........         97,004
Reports to shareholders ..................................         51,295
Registration fees ........................................         41,037
Audit fee ................................................         21,691
Trustees' fees (Note 2) ..................................         16,552
Amortization of organization costs (Note 1) ..............         16,246
Legal fees ...............................................         14,119
Miscellaneous ............................................         10,697
                                                              -----------
                                                                1,622,157
Expenses borne by the Distributor (Note 3) ...............       (103,440)
                                                              -----------
                                                                1,518,717
                                                              -----------
Net investment income ....................................      6,679,112
                                                              -----------
Realized and Unrealized Gain on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4) .........      2,034,196
Net realized gain on forward contracts and foreign
  currency (Note 1) ......................................      1,133,581
                                                              -----------
  Total net realized gain ................................      3,167,777
                                                              -----------
Net unrealized appreciation of investments ...............      1,192,559
Net unrealized appreciation of forward contracts and
  foreign currency .......................................         96,501
                                                              -----------
  Total net unrealized appreciation ......................      1,289,060
                                                              -----------
Net gain on investments, foreign currency and
  forward contracts ......................................      4,456,837
                                                              -----------
Net increase in net assets resulting from operations .....    $11,135,949
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                         August 30, 1996
                                         (Commencement of
                                          Operations) to        Year ended
                                          April 30, 1997      April 30, 1998
----------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................   $ 2,657,867          $  6,679,112
Net realized gain on
  investments, foreign
  currency and forward
  contracts ..........................       277,915             3,167,777
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency and forward
  contracts ..........................      (606,228)            1,289,060
                                         -----------          ------------
Net increase resulting from
  operations .........................     2,329,554            11,135,949
                                         -----------          ------------
Dividends from net investment income:
 Class A .............................    (1,394,457)           (3,130,569)
 Class B .............................      (441,102)           (1,958,332)
 Class C .............................      (234,066)             (778,492)
 Class S .............................      (442,284)             (898,928)
                                         -----------          ------------
                                          (2,511,909)           (6,766,321)
                                         -----------          ------------
Distributions from net realized gains:
 Class A .............................       (69,832)             (648,291)
 Class B .............................       (23,447)             (436,211)
 Class C .............................       (12,082)             (179,325)
 Class S .............................       (21,004)             (176,107)
                                         -----------          ------------
                                            (126,365)           (1,439,934)
                                         -----------          ------------
Net increase from fund share
  transactions (Note 6) ..............    75,595,297            25,482,412
                                         -----------          ------------
Total increase in net assets .........    75,286,577            28,412,106
Net Assets
Beginning of year ....................            --            75,286,577
                                         -----------          ------------
End of year (including
  undistributed net
  investment income of
  $150,952 and $724,718,
  respectively) ......................   $75,286,577          $103,698,683
                                         ===========          ============


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1998


Note 1

State Street Research Strategic Income Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1996. The Trust consists presently of four separate funds: State Street Research Strategic Income Fund, State Street Research Intermediate Bond Fund, State Street Research Legacy Fund and State Street Research Galileo Fund.

The investment objective of the Fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities; high yield, high risk debt securities (commonly known as "junk bonds"), as well as investment grade debt, of U.S. issuers; and international debt securities of governmental and private issuers.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain employee retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"). No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended April 30, 1998, the Fund has designated its distributions from net realized gains as $109,468 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At April 30, 1998, the value of the securities loaned and the value of collateral were $15,273,499 and $15,943,830, respectively. During the year ended April 30, 1998, income from securities lending amount to $8,928 and is included in interest income.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1998, the fees pursuant to such agreement amounted to $693,828.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended April 30, 1998, the amount of such expenses was $24,312.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,552 during the year ended April 30, 1998.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $103,440.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 4

For the year ended April 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $188,597,010 and $161,883,244 (including $74,671,940 and $79,882,521 of U.S. Government securities), respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 1998, fees pursuant to such plan amounted to $103,060, $284,733 and $113,502 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $43,099 and $206,531, respectively, on sales of Class A shares of the Fund during the year ended April 30, 1998, and that MetLife Securities, Inc. earned commissons aggregating $380,665 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $45,086 and $2,321 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1998, Metropolitan owned 2,815,111 Class A shares and 1,308,518 Class S shares of the Fund.

Share transactions were as follows:


                                                            August 30, 1996
                                                           (Commencement of
                                                             Operations) to                         Year ended
                                                             April 30, 1997                       April 30, 1998
                                                     ------------------------------       --------------------------------
Class A                                                Shares             Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      5,223,108        $ 36,828,959         1,831,188      $  13,384,860
Issued upon reinvestment of:
 Dividends from net investment income ..........         28,848             206,117           113,717            832,229
 Distributions from net realized gains .........          9,432              68,100            84,556            616,483
Shares repurchased .............................       (145,983)         (1,045,400)       (1,501,194)       (10,988,056)
                                                      ---------        ------------        ----------      -------------
Net increase ...................................      5,115,405        $ 36,057,776           528,267      $   3,845,516
                                                      =========        ============        ==========      =============

Class B                                                Shares             Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      2,999,935        $ 21,442,086         3,029,126      $  22,080,859
Issued upon reinvestment of:
 Dividends from net investment income ..........         25,978             185,010           132,474            967,752
 Distributions from net realized gains .........          2,030              14,616            45,675            332,565
Shares repurchased .............................       (235,035)         (1,686,127)         (879,529)        (6,410,034)
                                                      ---------        ------------        ----------      -------------
Net increase ...................................      2,792,908        $ 19,955,585         2,327,746      $  16,971,142
                                                      =========        ============        ==========      =============

Class C (Formerly Class D)                             Shares             Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      1,451,840        $ 10,376,070           837,933      $   6,117,105
Issued upon reinvestment of:
 Dividends from net investment income ..........          6,358              45,216            19,637            143,668
 Distributions from net realized gains .........          1,044               7,497            20,990            152,814
Shares repurchased .............................       (240,114)         (1,709,452)         (286,313)        (2,097,991)
                                                      ---------        ------------        ----------      -------------
Net increase ...................................      1,219,128        $  8,719,331           592,247      $   4,315,596
                                                      =========        ============        ==========      =============

Class S (Formerly Class C)                             Shares             Amount            Shares             Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................      1,545,061        $ 10,861,897            21,859      $     158,930
Issued upon reinvestment of:
 Dividends from net investment income ..........          2,993              21,210            20,699            151,403
 Distributions from net realized gains .........          2,899              20,952            24,029            175,173
Shares repurchased .............................         (5,790)            (41,454)          (18,351)          (135,348)
                                                      ---------        ------------        ----------      -------------
Net increase ...................................      1,545,163        $ 10,862,605            48,236      $     350,158
                                                      =========        ============        ==========      =============

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                            Class A
                                                            ---------------------------------------
                                                              August 30, 1996
                                                               (Commencement
                                                             of Operations) to       Year ended
                                                             April 30, 1997(1)   April 30, 1998(1)
                                                            ---------------------------------------
Net asset value, beginning of year ($)                               7.00                7.06
                                                                  -------             -------
 Net investment income ($)*                                          0.38                0.55
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                         0.01                0.38
                                                                  -------             -------
Total from investment operations ($)                                 0.39                0.93
                                                                  -------             -------
 Dividends from net investment income ($)                           (0.31)              (0.55)
 Distributions from net realized gains ($)                          (0.02)              (0.11)
                                                                  -------             -------
Total distributions ($)                                             (0.33)              (0.66)
                                                                  -------             -------
Net asset value, end of year ($)                                     7.06                7.33
                                                                  =======             =======
Total return(2) (%)                                                  5.60(3)            13.70
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            36,110              41,348
Ratio of operating expenses to average net assets (%)*               1.35(4)             1.35
Ratio of net investment income to average net assets (%)*            7.30(4)             7.51
Portfolio turnover rate (%)                                        110.37              179.82
* Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)                        0.01                0.01



                                                                           Class B
                                                            --------------------------------------
                                                              August 30, 1996
                                                               (Commencement
                                                             of Operations) to      Year ended
                                                             April 30, 1997(1)   April 30, 1998(1)
                                                            --------------------------------------
Net asset value, beginning of year ($)                              7.00               7.05
                                                                  ------             ------
 Net investment income ($)*                                         0.31               0.49
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                        0.04               0.38
                                                                  ------             ------
Total from investment operations ($)                                0.35               0.87
                                                                  ------             ------
 Dividends from net investment income ($)                          (0.28)             (0.50)
 Distributions from net realized gains ($)                         (0.02)             (0.11)
                                                                  ------             ------
Total distributions ($)                                            (0.30)             (0.61)
                                                                  ------             ------
Net asset value, end of year ($)                                    7.05               7.31
                                                                  ======             ======
Total return(2) (%)                                                 4.96(3)           12.74
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           19,678             37,432
Ratio of operating expenses to average net assets (%)*              2.10(4)            2.10
Ratio of net investment income to average net assets (%)*           6.73(4)            6.77
Portfolio turnover rate (%)                                       110.37             179.82
* Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)                       0.01               0.01


                                                                  Class C (Formerly Class D)
                                                            ---------------------------------------
                                                              August 30, 1996
                                                               (Commencement
                                                             of Operations) to       Year ended
                                                             April 30, 1997(1)   April 30, 1998(1)
                                                            ---------------------------------------
Net asset value, beginning of year ($)                              7.00               7.05
                                                                  ------             ------
 Net investment income ($)*                                         0.32               0.49
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                        0.03               0.38
                                                                  ------             ------
Total from investment operations ($)                                0.35               0.87
                                                                  ------             ------
 Dividends from net investment income ($)                          (0.28)             (0.50)
 Distributions from net realized gains ($)                         (0.02)             (0.11)
                                                                  ------             ------
Total distributions ($)                                            (0.30)             (0.61)
                                                                  ------             ------
Net asset value, end of year ($)                                    7.05               7.31
                                                                  ======             ======
Total return(2) (%)                                                 4.96(3)           12.74
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            8,590             13,243
Ratio of operating expenses to average net assets (%)*              2.10(4)            2.10
Ratio of net investment income to average net assets (%)*           6.67(4)            6.77
Portfolio turnover rate (%)                                       110.37             179.82
* Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)                       0.01               0.01



                                                                  Class S (Formerly Class C)
                                                            --------------------------------------
                                                              August 30, 1996
                                                               (Commencement
                                                             of Operations) to      Year ended
                                                             April 30, 1997(1)   April 30, 1998(1)
                                                            --------------------------------------
Net asset value, beginning of year ($)                              7.00               7.06
                                                                  ------             ------
 Net investment income ($)*                                         0.39               0.57
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                        0.02               0.38
                                                                  ------             ------
Total from investment operations ($)                                0.41               0.95
                                                                  ------             ------
 Dividends from net investment income ($)                          (0.33)             (0.57)
 Distributions from net realized gains ($)                         (0.02)             (0.11)
                                                                  ------             ------
Total distributions ($)                                            (0.35)             (0.68)
                                                                  ------             ------
Net asset value, end of year ($)                                    7.06               7.33
                                                                  ======             ======
Total return(2) (%)                                                 5.76(3)           13.99
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           10,908             11,675
Ratio of operating expenses to average net assets (%)*              1.10(4)            1.10
Ratio of net investment income to average net assets (%)*           7.51(4)            7.74
Portfolio turnover rate (%)                                       110.37             179.82
* Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)                       0.01               0.01

--------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.
(2) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3) Not annualized.
(4) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Securities Trust and Shareholders of State Street Research Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Strategic Income Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period August 30, 1996 (commencement of operations) to April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Strategic Income Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period August 30, 1996 (commencement of operations) to April 30, 1997, in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.
                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 5, 1998

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Strategic Income Fund was ranked in the top quartile of its Lipper category for the year ended April 30, 1998.* The total return for the Fund's Class A shares was 13.70% (does not reflect sales charge). The Fund outperformed the average of the 82 multi-sector income fund classes tracked by Lipper Analytical Services, which rose 11.39%.

During the period, the Fund benefited from declining U.S. interest rates and a healthy economy. The Fund's investment in long-term U.S. Treasuries helped performance, as did its exposure to high-yield bonds. Once again, high-yield bonds were the best-performing sector in the bond market.

Going forward, we anticipate a slowing U.S. economy. And, contrary to conventional opinion, we expect interest rates to fall, not rise in the period ahead. To that end, we have lengthened the Fund's duration from 4.6 to 4.9 years, slightly longer than its benchmark. The Fund continues to own high-yield bonds, which we believe have the potential to add more return. The Fund owns bonds in the United Kingdom, Australia and New Zealand, all markets where we expect interest rates to decline over the period ahead.

April 30, 1998


*Lipper Analytical Services, Inc. ranked the Fund's Class A, B, C and S shares 11, 21, 21 and 10, respectively, out of 82 fund classes for the 12 months ended April 30, 1998. Rankings do not reflect sales charges and are based on total return. All classes of the Fund have a common portfolio.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. Direct investment in the index is not possible; results are for illustrative purposes only. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

                           Change In Value Of $10,000
               Based On The Lehman Brothers Aggregate Bond Index
                     Compared To Change In Value Of $10,000
                       Invested In Strategic Income Fund


[line charts]
                                             Lehman Brothers
                    Strategic Income Fund    Aggregate Bond Index
Class A Shares

Inception 8/30/96    9550                    10000
4/30/97             10085                    10577
4/30/98             11466                    11731


---------------------------
Average Annual Total Return
---------------------------
     1 Year    Life of Fund
---------------------------
     8.59%         8.55%
---------------------------



                                             Lehman Brothers
                    Strategic Income Fund    Aggregate Bond Index
Class B Shares

Inception 8/30/96   10000                    10000
4/30/97             10496                    10577
4/30/98             11832                    11731


---------------------------
Average Annual Total Return
---------------------------
     1 Year    Life of Fund
---------------------------
     7.74%         8.35%
---------------------------



                                             Lehman Brothers
                    Strategic Income Fund    Aggregate Bond Index
Class C Shares

Inception 8/30/96   10000                    10000
4/30/97             10496                    10577
4/30/98             11832                    11731


---------------------------
Average Annual Total Return
---------------------------
     1 Year    Life of Fund
---------------------------
    11.74%        10.61%
---------------------------



                                             Lehman Brothers
                    Strategic Income Fund    Aggregate Bond Index
Class S Shares

Inception 8/30/96   10000                    10000
4/30/97             10576                    10577
4/30/98             12056                    11731

---------------------------
Average Annual Total Return
---------------------------
     1 Year    Life of Fund
---------------------------
    13.99%        11.86%
---------------------------

                        State Street Research Legacy Fund
                                   a series of
                     State Street Research Securities Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 1998

                                TABLE OF CONTENTS

                                                                            Page
INVESTMENT OBJECTIVE...........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

ADDITIONAL INFORMATION CONCERNING CERTAIN RISKS AND INVESTMENTS................4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...............................15

THE TRUST, THE FUND AND ITS SHARES............................................18

TRUSTEES AND OFFICERS.........................................................20

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES.......................25

PURCHASE AND REDEMPTION OF SHARES.............................................26

SHAREHOLDER ACCOUNTS..........................................................31

NET ASSET VALUE...............................................................35

PORTFOLIO TRANSACTIONS........................................................36

CERTAIN TAX MATTERS...........................................................39

DISTRIBUTION OF SHARES OF THE FUND............................................42

CALCULATION OF PERFORMANCE DATA...............................................46

CUSTODIAN.....................................................................49

INDEPENDENT ACCOUNTANTS.......................................................49

FINANCIAL STATEMENTS..........................................................49

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Legacy Fund (the "Fund") dated September 1, 1998, which may be obtained without charge from the offices of State Street Research Securities Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285E-980901(exp1099)SSR-LD                         LF-879D-0998

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Legacy Fund (the "Fund"), the Fund's investment goal, which is to seek to provide long-term growth of capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities, as defined in the 1940 Act, except as permitted by that 1940 Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general lines or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities, and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interest in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and other debt related instruments or interests (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

         The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:


         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates;


         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN RISKS AND INVESTMENTS

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


Limitations and Risks of Options and Futures Activity.


         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swap Arrangements

         The Fund may invest up to 5% of its total assets in swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount.
A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's [net] assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's [net] assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements but not in excess of 5% of the Fund's total assets. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Lower Quality Debt Securities ("Junk Bonds")

         The Fund may invest in lower quality debt securities. Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and
(vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see Debt Instruments and Permitted Cash Investments--Certain Securities Ratings in this Statement of Additional Information.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total investments.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries         Consumer Staple          Science & Technology
----------------         ---------------          --------------------
Chemical                 Business Service         Aerospace
Diversified              Container                Computer Software & Service
Electrical Equipment     Drug                     Electronic Components
Forest Products          Food & Beverage          Electronic Equipment
Machinery                Hospital Supply          Office Equipment
Metal & Mining           Personal Care
Railroad                 Printing & Publishing
Truckers                 Tobacco

Utility                  Energy                   Consumer Cyclical
-------                  ------                   -----------------
Electric                 Oil Refining & Marketing Airline
Gas                      Oil Production           Automotive
Gas Transmission         Oil Service              Building
Telephone                                         Hotel & Restaurant
                                                  Photography
                                                  Recreation
Other                    Finance                  Retail Trade
-----                    -------                  Textile & Apparel
Trust Certificates-      Bank
  Government Related     Financial Service
  Lending                Insurance
Asset-backed--Mortgages
Asset backed--Credit
  Card Receivables

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

         The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities.

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;


         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments.

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments.

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Certain Securities Ratings.

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)


         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES


         The Fund was organized in 1997 as a separate series of State Street Research Securities Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of four series: State Street Research Strategic Income Fund, State Street Research Intermediate Bond Fund, State Research Galileo Fund and State Street Research Legacy Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in four classes:
Class A, Class B, Class C and Class S shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         Shareholders rights granted under the Master Trust Agreement may be modified by the Trustees, provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on personal liability of any shareholder, or repeals the prohibition of assessment upon the shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. The Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

         *+Thomas J. Dillman, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as research director at Bank of New York.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Company in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 72. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.


-----------------

* or + see footnotes on page 22

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         *+Kim M. Peters, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr.


-----------------

* or + see footnotes on page 22

Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company).

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is Executive Vice President of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *Elizabeth M. Westvold, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 38. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years, she also has served as Vice President and as an analyst for State Street Research &Management Company.

         *+Kennard Woodworth, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.


-----------------

*These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of May 31, 1998, the Trustees and principal officers of the Trust as a group owned approximately 2.1% of the Fund's Class A shares and none of the Fund's Class B, Class C or Class S shares.

         Also as of May 31, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                                 Shareholder            %
                                 -----------           ---
Class A                  W.J. Chmura and
                         K.J. Chmura Jt. Ten.           8.4

Class B                  Merrill Lynch                  5.8
                         Merrill Lynch                 19.8

Class C                  Merrill Lynch                 33.3
                         Metropolitan Life              9.7
                         Donaldson Lufkin Jenrette     15.4
                         PaineWebber                    5.3

Class S                  Metropolitan Life             98.9

         The Full name and address of each of the above persons or entities are as follows:

W.J. Chmura and K.J. Chmura Jt. Ten.
c/o State Street Research
Service Center
One Financial Center
Boston, MA 02111

Merrill Lynch, Pierce, Fenner & Smith (b)
4800 Deerlake Drive East
Jacksonville, FL 32246

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, NY 10010

Donaldson Lufkin Jenrette (b)(c)
  Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

PaineWebber, Incorporated (b)(c)
1285 Avenue of the Americas
New York, New York 10019

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

(c) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

--------------------------------------------------------------------------------
                                                                 Total
                                                              Compensation
                                       Aggregate              From Fund and
        Name of                      Compensation             Complex Paid
        Trustee                      From Fund(a)            to Trustees(b)
--------------------------------------------------------------------------------
Steve A. Garban                     $2,100                      $ 75,899
Malcolm T. Hopkins                  $1,900                      $ 78,499
Edward M. Lamont                    $1,900                      $ 68,741
Robert A. Lawrence                  $1,900                      $ 93,125
Dean O. Morton                      $2,300                      $ 97,125
Toby Rosenblatt                     $1,900                      $ 68,741
Michael S. Scott Morton             $2,500                      $103,625
Ralph F. Verni                      $    0                      $      0

--------------------

(a) Because the Fund was newly organized in December 1997, the amounts shown are estimates of compensation from the Fund for the current fiscal year ending April 30, 1999.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan served as investment adviser. "Total Compensation from Fund and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. For the period December 31, 1997 (commencement of operations) through April 30, 1998, the Fund's Investment Advisory Fee was $38,533.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period December 31, 1997 (commencement of operations) through April 30, 1998 the voluntary reduction of fees or assumption of expenses amounted to $75,650.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70-1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:


         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.


         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.


         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. The following telephone privileges are available:

         [bullet] Telephone Exchange Privilege for Shareholder and Shareholder's
                  Financial Professional
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder or the shareholder's financial professional to request exchanges into other State Research funds.

         [bullet] Telephone Redemption Privilege for Shareholder
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

         [bullet] Telephone Redemption Privilege for Shareholder's Financial
                  Professional (This privilege is not automatic; a shareholder must specifically elect it.)
         [bullet] This privilege allows the shareholder's financial professional to phone requests to sell shares, with the proceeds to be sent to the address of record on the account.

         A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund anticipates that its portfolio turnover rate will not exceed 75% under normal conditions. In periods when there are rapid changes in economic conditions or security price levels, or when the Investment Manager's investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when the Investment Manager's investment strategy remains relatively constant.

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). For the period December 31, 1997 (commencement of operations) through April 30, 1998 the portfolio turnover rate was 6.44%.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. For the period December 31, 1997 (commencement of operations) through April 30, 1998 the Fund paid $18,667 in brokerage commissions in secondary trading.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Taxation Of The Fund--In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute, or be deemed to have distributed, an amount equal to the sum of
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end.

The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any cash is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.


         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under an applicable treaty) on distributions from the Fund.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period December 31, 1997 (commencement of operations) through April 30, 1998, total sales charges on Class A shares paid to the Distributor amounted to $155,909. For the same period, the Distributor retained $18,809 after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the period December 31, 1997 (commencement of operations) through April 30, 1998, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to dealers for sales of such shares as follows:

                               Contingent           Commissions
                                Deferred              Paid to
                              Sales Charges           Dealers
                              -------------           -------
Class A                             $0                $137,100
Class B                             $0                $606,852
Class C                             $0                $ 36,660

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         For the period December 31, 1997 (commencement of operations) through April 30, 1998 the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                             Class A         Class B        Class C
                                                             -------         -------        -------
         Advertising                                        $  547          $ 4,336         $    0

         Printing and mailing of prospectuses
           to other than current shareholders                   40              315              0

         Compensation to dealers                             1,087            4,078              0

         Compensation to sales personnel                     1,244            9,809          7,847

         Interest                                                0                0              0

         Carrying or other
           financing charges                                     0                0              0

         Other expenses:  marketing; general                   784            6,199              0
                                                            ------          -------         ------
         Total fees received                                $3,702          $24,737         $7,847
                                                            ======          =======         ======

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., CDC/Wisenberger Investment Companies Service, Frank Russell Company, Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Growth Funds category.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total return ("standard total return") of each class of shares was as follows:

                                December 31, 1997

                          (commencement of operations)
                                to April 30, 1998
                          ----------------------------

                                 SEC                   Aggregate
                            Total Return             Total Return
                            (Annualized)*          (Not Annualized)*
                            -------------          -----------------
Class A                         52.96                    11.35
Class B                         54.33                    11.40
Class C                         57.91                    15.30
Class S                         61.01                    16.80

         *Reflects maximum sales charges, if any.

         The number shown above in the column entitled "SEC Total Return (Annualized)* result from the "annualization" of actual return for the approximately 119-day period involved and should be interpreted carefully since annualization in this instance presumes that the performance for the 119 days continues for a full year.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV

Where:  P   = a hypothetical initial payment of $1,000

        T   = average annual total return

        n   = number of years

        ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin at the time of commencement of such Funds operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the period ended December 31, 1997 (commencement of operations) through April 30, 1998 without taking sales charges into account, were as follows:

                  Class A                          16.60%
                  Class B                          16.40%
                  Class C                          16.30%
                  Class S                          16.80%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the period December 31, 1997 (commencement of operations) through April 30, 1998.

DOCS\548253.9

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1998




--------------------------------------------------------------------------------
                                                                        Value
                                                       Shares          (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 96.0%
Basic Industries 10.4%
Chemical 4.1%
E.I. Du Pont De Nemours & Co. .................        23,000       $ 1,674,688
                                                                    -----------
Electrical Equipment 4.1%
General Electric Co. ..........................        19,400         1,651,425
                                                                    -----------
Machinery 2.2%
Tyco International Ltd. .......................        16,600           904,700
                                                                    -----------
Total Basic Industries ........................                       4,230,813
                                                                    -----------
Consumer Cyclical 14.8%
Automotive 3.0%
Danaher Corp. .................................        17,000         1,221,875
                                                                    -----------
Recreation 5.0%
News Corp. Ltd. ADR ...........................        34,700           947,744
US West Inc.* .................................        28,800         1,087,200
                                                                    -----------
                                                                      2,034,944
                                                                    -----------
Retail Trade 6.8%
CVS Corp. .....................................        11,500           848,125
Dayton Hudson Corp. ...........................        11,600         1,012,825
Home Depot Inc. ...............................        13,400           932,975
                                                                    -----------
                                                                      2,793,925
                                                                    -----------
Total Consumer Cyclical .......................                       6,050,744
                                                                    -----------
Consumer Staple 28.1%
Business Service 4.6%
Apollo Group Inc. Cl. A* ......................        14,400           493,200
HBO & Co. .....................................         7,500           448,594
Interpublic Group of Companies, Inc. ..........        14,400           919,800
                                                                    -----------
                                                                      1,861,594
                                                                    -----------
Drug 7.7%
Merck & Company, Inc. .........................         8,700         1,048,350
Pfizer Inc. ...................................        10,900         1,240,556
Warner-Lambert Co. ............................         4,400           832,425
                                                                    -----------
                                                                      3,121,331
                                                                    -----------
Food & Beverage 5.9%
Coca-Cola Co. .................................        18,450         1,399,894
Sara Lee Corp. ................................        17,200         1,024,475
                                                                    -----------
                                                                      2,424,369
                                                                    -----------
Hospital Supply 4.5%
Johnson & Johnson .............................        17,600         1,256,200
Medtronic Inc. ................................        11,200           589,400
                                                                    -----------
                                                                      1,845,600
                                                                    -----------
Personal Care 5.4%
Gillette Co. ..................................         7,500       $   865,781
Procter & Gamble Co. ..........................        16,300         1,339,656
                                                                    -----------
                                                                      2,205,437
                                                                    -----------
Total Consumer Staple .........................                      11,458,331
                                                                    -----------
Energy 4.1%
Oil 4.1%
Total SA Cl. B ADR ............................        28,800         1,692,000
                                                                    -----------
Total Energy ..................................                       1,692,000
                                                                    -----------
Finance 15.9%
Bank 8.4%
Banc One Corp. ................................        28,300         1,664,394
BankAmerica Corp. .............................        20,500         1,742,500
                                                                    -----------
                                                                      3,406,894
                                                                    -----------
Financial Service 2.7%
American Express Co. ..........................        10,700         1,091,400
                                                                    -----------
Insurance 4.8%
Ace Ltd. ......................................        27,300         1,033,987
UNUM Corp. ....................................        17,100           919,125
                                                                    -----------
                                                                      1,953,112
                                                                    -----------
Total Finance .................................                       6,451,406
                                                                    -----------
Science & Technology 19.9%
Aerospace 1.7%
Boeing Co. ....................................        14,200           710,888
                                                                    -----------
Computer Software & Service 7.2%
Cisco Systems Inc.* ...........................        15,200         1,113,400
i2 Technologies Inc.* .........................         5,300           353,775
J.D. Edwards & Co.* ...........................        12,300           438,187
Microsoft Corp.* ..............................        11,600         1,045,450
                                                                    -----------
                                                                      2,950,812
                                                                    -----------
Electronic Components 2.1%
Analog Devices Inc.* ..........................        21,600           841,050
                                                                    -----------
Electronic Equipment 2.2%
Lucent Technologies Inc. ......................        11,800           898,275
                                                                    -----------
Office Equipment 6.7%
International Business Machines Corp. .........         8,900         1,031,287
Xerox Corp. ...................................        14,900         1,691,150
                                                                    -----------
                                                                      2,722,437
                                                                    -----------
Total Science & Technology ....................                       8,123,462
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                Value
                                                   Shares      (Note 1)
--------------------------------------------------------------------------------
Utility 2.8%
Telephone 2.8%
AirTouch Communications Inc.* ..................   21,500     $1,142,188
                                                              ----------
Total Utility ..................................               1,142,188
                                                              ----------
Total Common Stocks (Cost $36,586,915) .........              39,148,944
                                                              ----------


--------------------------------------------------------------------------------
                                         Principal    Maturity
                                          Amount        Date
--------------------------------------------------------------------------------
COMMERCIAL PAPER 3.9%
American Express Credit Corp.,
  5.51% .............................. $ 276,000    5/04/1998         276,000
Ford Motor Credit Co., 5.50% ......... 1,007,000    5/05/1998       1,007,000
General Electric Capital Corp.,
  5.45% ..............................   316,000    5/01/1998         316,000
                                                                  -----------
Total Commercial Paper (Cost $1,599,000).......................     1,599,000
                                                                  -----------
Total Investments (Cost $38,185,915)--99.9%....................    40,747,944
Cash and Other Assets, Less Liabilities--0.1% .................        27,380
                                                                  -----------
Net Assets--100.0% ............................................   $40,775,324
                                                                  ===========


Federal Income Tax Information:
At April 30, 1998, the net unrealized
 appreciation of investments based on cost
 for Federal income tax purposes of
 $38,185,915 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is an
  excess of value over tax cost ........        $ 2,660,042
Aggregate gross unrealized depreciation
  for all investments in which there is an
  excess of tax cost over value ........            (98,013)
                                                -----------
                                                $ 2,562,029
                                                ===========

--------------------------------------------------------------------------------
*Nonincome-producing securities

 ADR stands for American Depository Receipt, representing ownership of foreign securities.



--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1998


Assets
Investments, at value (Cost $38,185,915)(Note 1) .....................  $40,747,944
Cash .................................................................       10,796
Receivable for fund shares sold ......................................    1,247,306
Receivable from Distributor (Note 3) .................................       39,280
Dividends and interest receivable ....................................       12,916
Deferred organization costs (Note 1) .................................       77,878
                                                                         -----------
                                                                         42,136,120
Liabilities
Payable for securities purchased .....................................    1,180,078
Accrued distribution and service fees (Note 5) .......................       18,759
Accrued management fee (Note 2) ......................................       17,581
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................       16,450
Accrued trustees' fees (Note 2) ......................................        8,168
Payable for fund shares redeemed .....................................        2,082
Other accrued expenses ...............................................      117,678
                                                                         -----------
                                                                          1,360,796
                                                                         -----------
Net Assets                                                              $40,775,324
                                                                         ===========
Net Assets consist of:
 Unrealized appreciation of investments ..............................  $ 2,562,029
 Accumulated net realized gain .......................................       57,450
 Paid-in capital .....................................................   38,155,845
                                                                         -----------
                                                                        $40,775,324
                                                                         ===========
Net Asset Value and redemption price per share of
  Class A shares ($11,984,052 [divided by] 1,027,449 shares) .........       $11.66
                                                                             =======
Maximum Offering Price per share of Class A shares
  ($11.66 [divided by] .955) .........................................       $12.21
                                                                             =======
Net Asset Value and offering price per share of Class
  B shares ($19,687,904 [divided by] 1,692,083 shares)* ..............       $11.64
                                                                             =======
Net Asset Value and offering price per share of Class
  C shares ($4,976,619 [divided by] 427,799 shares)* .................       $11.63
                                                                             =======
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($4,126,749 [divided by] 353,464 shares) ...........................       $11.68
                                                                             =======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period December 31, 1997
(commencement of operations) to April 30, 1998

Investment Income
Dividends, net of foreign taxes of $139 ..................    $   36,889
Interest .................................................        42,045
                                                              ----------
                                                                  78,934
Expenses
Management fee (Note 2) ..................................        38,533
Custodian fee ............................................        27,960
Transfer agent and shareholder services (Note 2) .........        16,450
Audit fee ................................................        14,820
Registration fees ........................................        11,400
Trustees' fees (Note 2) ..................................         8,168
Reports to shareholders ..................................         8,164
Amortization of organization costs (Note 1) ..............         5,432
Service fee-Class A (Note 5) .............................         3,702
Distribution and service fees--Class B (Note 5) ..........        24,737
Distribution and service fees--Class C (Note 5) ..........         7,487
Legal fees ...............................................         2,032
Miscellaneous ............................................         1,972
                                                              ----------
                                                                 170,857
Expenses borne by the Distributor (Note 3) ...............       (75,650)
                                                              ----------
                                                                  95,207
                                                              ----------
Net investment loss ......................................       (16,273)
                                                              ----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4) .........        68,845
Net unrealized appreciation of investments ...............     2,562,029
                                                              ----------
Net gain on investments ..................................     2,630,874
                                                              ----------
Net increase in net assets resulting from operations .....    $2,614,601
                                                              ==========



--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period December 31, 1997
(commencement of operations) to April 30, 1998

Increase (Decrease) in Net Assets
Operations:
Net investment loss ........................................  $   (16,273)
Net realized gain on investments ...........................       68,845
Net unrealized appreciation of investments .................    2,562,029
                                                              -----------
Net increase resulting from operations .....................    2,614,601
                                                              -----------
Net increase from fund share transactions (Note 6) .........   38,160,723
                                                              -----------
Total increase in net assets ...............................   40,775,324
Net Assets
Beginning of period ........................................           --
                                                              -----------
End of period ..............................................  $40,775,324
                                                              ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1998

Note 1

State Street Research Legacy Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in December, 1997. The Trust presently consists of four separate funds: State Street Research Legacy Fund, State Street Research Galileo Fund, State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in stocks and convertible securities of mid- and large-size companies. The Fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Values for listed securities represent final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.


F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the period December 31, 1997 (commencement of operations) to April 30, 1998, there were no loaned securities.

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period December 31, 1997 (commencement of operations) to April 30, 1998, the fees pursuant to such agreement amounted to $38,533.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the period December 31, 1997 (commencement of operations) to April 30, 1998, the amount of such expenses was $2,774.

The fees of the Trustees not currently affiliated with the Adviser amounted to $8,168 during the period December 31, 1997 (commencement of operations) to April 30, 1998.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period December 31, 1997 (commencement of operations) to April 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $75,650.

Note 4

For the period December 31, 1997 (commencement of operations) to April 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $37,581,040 and $1,062,970, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period December 31, 1997 (commencement of operations) to April 30, 1998, fees pursuant to such plan amounted to $3,702, $24,737 and $7,487 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $18,809 and $60,247, respectively, on sales of Class A shares of the Fund during the period December 31, 1997 (commencement of operations) to April 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $223,185 on sales of Class B shares during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1998, the Adviser owned one share of each of Class A, Class B, Class C and Class S and Metropolitan owned 50,000 shares of each of Class A, Class B, Class C and 350,000 Class S shares of the Fund.

Share transactions were as follows:



                                         December 31, 1997
                                         (Commencement of
                                          Operations) to
                                          April 30, 1998
                               ---------------------------------
Class A                              Shares              Amount
----------------------------------------------------------------
Shares sold ................       1,060,271         $11,720,798
Shares repurchased .........         (32,822)           (360,909)
                                   ---------         -----------
Net increase ...............       1,027,449         $11,359,889
                                   =========         ===========
Class B                              Shares              Amount
----------------------------------------------------------------
Shares sold ................       1,699,460         $18,706,942
Shares repurchased .........          (7,377)            (83,326)
                                   ---------         -----------
Net increase ...............       1,692,083         $18,623,616
                                   =========         ===========
Class C                              Shares              Amount
----------------------------------------------------------------
Shares sold ................         428,033         $ 4,641,277
Shares repurchased .........            (234)             (2,653)
                                   ---------         -----------
Net increase ...............         427,799         $ 4,638,624
                                   =========         ===========
Class S                              Shares              Amount
----------------------------------------------------------------
Shares sold ................         353,464         $ 3,538,594
                                   ---------         -----------
Net increase ...............         353,464         $ 3,538,594
                                   =========         ===========

STATE STREET RESEARCH LEGACY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding from December 31, 1997 (commencement of operations) to April 30,1998(1)



                                                                            Class A       Class B        Class C      Class S
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                     10.00         10.00          10.00        10.00
                                                                            ------        ------         ------        -----
 Net investment income (loss) ($)*                                            0.00         (0.03)         (0.03)        0.03
 Net realized and unrealized gain on investments ($)                          1.66          1.67           1.66         1.65
                                                                            ------        ------         ------        -----
Total from investment operations ($)                                          1.66          1.64           1.63         1.68
                                                                            ------        ------         ------        -----
Net asset value, end of period ($)                                           11.66         11.64          11.63        11.68
                                                                            ======        ======         ======        =====
Total return(2) (%)                                                          16.60(3)      16.40(3)       16.30(3)     16.80(3)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                                   11,984        19,688          4,977        4,127
Ratio of operating expenses to average net assets (%)*                        1.25(4)       2.00(4)        2.00(4)      1.00(4)
Ratio of net investment income (loss) to average net assets (%)*              0.01(4)      (0.76)(4)      (0.69)(4)     0.60(4)
Portfolio turnover rate (%)                                                   6.44          6.44           6.44         6.44
*Reflects voluntary assumption of fees or expenses per share (Note 3) ($)     0.04          0.04           0.04         0.09

--------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3) Not annualized
(4) Annualized

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Legacy Fund:



We have audited the accompanying statement of assets and liabilities of State Street Research Legacy Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period December 31, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Legacy Fund as of April 30, 1998, the results of its operations and changes in its net assets and the financial highlights for the period December 31, 1997 (commencement of operations) to April 30, 1998, in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.
                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 5, 1998

                       State Street Research Galileo Fund
                                   a series of
                     State Street Research Securities Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 1998

                                TABLE OF CONTENTS

                                                                            Page
INVESTMENT OBJECTIVE..........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...............................2

ADDITIONAL INFORMATION CONCERNING CERTAIN RISKS AND INVESTMENTS...............4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..............................14

THE TRUST, THE FUND AND ITS SHARES...........................................17

TRUSTEES AND OFFICERS........................................................19

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES......................23

PURCHASE AND REDEMPTION OF SHARES............................................24

SHAREHOLDER ACCOUNTS.........................................................28

NET ASSET VALUE..............................................................32

PORTFOLIO TRANSACTIONS.......................................................33

CERTAIN TAX MATTERS..........................................................36

DISTRIBUTION OF SHARES OF THE FUND...........................................39

CALCULATION OF PERFORMANCE DATA..............................................43

CUSTODIAN....................................................................45

INDEPENDENT ACCOUNTANTS......................................................45

FINANCIAL STATEMENTS.........................................................46

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Galileo Fund (the "Fund") dated September 1, 1998, which may be obtained without charge from the offices of State Street Research Securities Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285U-980901(exp1099)SSR-LD                         GA-879D-0998

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Legacy Fund (the "Fund"), the Fund's investment goal, which is to seek to provide long-term growth of capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities, as defined in the 1940 Act, except as permitted by that 1940 Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general lines or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities, and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interest in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;


         (6) not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government or its agencies and instrumentalities or other high quality securities;

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or mixed ownership Government corporations or sponsored enterprises, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

         The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates;


         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN RISKS AND INVESTMENTS

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or nonhedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit (i) from an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swap Arrangements

         The Fund may invest up to 5% of its total assets in swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements but not in excess of 5% of the Fund's total assets. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Lower Quality Debt Securities ("Junk Bonds")

        The Fund may invest in lower quality debt securities. Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and
(vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see Debt Instruments and Permitted Cash Investments--Certain Securities Ratings in this Statement of Additional Information.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total investments.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

        The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

        The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's

Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

        In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Autos & Transportation
----------------------
Air Transport
Auto Parts
Automobiles
Miscellaneous
Transportation
Railroad Equipment
Railroads
Recreational Vehicles &
  Boats
Tires & Rubber
Truckers

Consumer Discretionary
----------------------
Advertising Agencies
Casino/Gambling,
Hotel/Motel
Commercial Services
Communications, Media &
  Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile Apparel
Manufacturers
Toys

Consumer Staples
----------------
Beverages
Drug & Grocery Store
Chains
Foods
Household Products
Tobacco

Financial Services
------------------
Banks & Savings and Loans
Financial Data Processing
  Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment
Trusts
Rental & Leasing Services:
Commercial
Securities Brokerage &
Services

Health Care
-----------
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

Integrated Oils
---------------
Oil: Integrated Domestic
Oil: Integrated International

Materials & Processing
----------------------
Agriculture
Building & Construction
Chemicals

Containers & Packaging
Diversified Manufacturing
Engineering & Contracting
  Serv.
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials &
  Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction

Steel
Textile Products

Other
-----
Trust Certificates --
  Government Related
Lending
Asset-backed-Mortgages
Asset-backed-Credit Card
  Receivables
Miscellaneous
Multi-Sector Companies

Other Energy
------------
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment &
Services

Producer Durables
-----------------
Aerospace
Electrical Equipment &
  Components
Electronics: Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer
  Durables
Office Furniture & Business
  Equipment
Pollution Control and
  Environmental Services
Production Technology
  Equipment
Telecommunications
Equipment

Technology
----------
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-
  Conductors/Components
Miscellaneous Technology

Utilities
---------
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas distribution
Utilities:Telecommunications
Utilities: Water

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

         The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities.

        U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

        [BULLET] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

        [BULLET] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

        [BULLET] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

        U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments.

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

        U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments.

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Certain Securities Ratings.

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund was organized in 1998 as a separate series of State Street Research Securities Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of four series: State Street Research Strategic Income Fund, State Street Research Intermediate Bond Fund, State Street Research Galileo Fund and State Street Research Legacy Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in four classes:
Class A, Class B, Class C and Class S shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees, provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on a personal liability of any shareholder, or repeals the prohibition of assessment upon the shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. The Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

         *+Thomas J. Dillman, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as research director at Bank of New York.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Company in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 72. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include


-----------------

* or + see footnotes on page 21

Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         *+Kim M. Peters, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior


-----------------

* or + see footnotes on page 21
positions as President and Chief Executive Officer of that company).

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is Executive Vice President of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *Elizabeth M. Westvold, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 38. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years, she also has served as Vice President and as an analyst for State Street Research &Management Company.

         *+Kennard Woodworth, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

-----------------

*These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of May 31, 1998, the Trustees and principal officers of the Trust as a group owned less than 1% of the Fund's Class A shares and none of the Fund's Class B, Class C or Class S shares.

         Also as of May 31, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                    Shareholder                                   %
                    -----------                                  ---
Class A             Metropolitan Life                             5.8

Class B             Merrill Lynch                                 8.8
                    Metropolitan Life                             5.7
                    Wexford Clearing Services                     5.6

Class C             Merrill Lynch                                46.9
                    Metropolitan Life                            34.4

Class S             Metropolitan Life                            96.8

         The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, NY 10010

Merrill Lynch, Pierce, Fenner & Smith (b)
4800 Deerlake Drive East
Jacksonville, FL 32246

Wexford Clearing Services Corp. (b)
Chicago, IL 60606

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:


--------------------------------------------------------------------------------

                                                                Total
                                                             Compensation
                                      Aggregate           From Fund and Fund
        Name of                     Compensation             Complex Paid
        Trustee                     From Fund(a)            to Trustees(b)
--------------------------------------------------------------------------------

Steve A. Garban                    $2,000                       $ 75,899
Malcolm T. Hopkins                 $1,800                       $ 78,499
Edward M. Lamont                   $1,800                       $ 68,741
Robert A. Lawrence                 $1,800                       $ 93,125
Dean O. Morton                     $2,200                       $ 97,125
Toby Rosenblatt                    $1,800                       $ 68,741
Michael S. Scott Morton            $2,400                       $103,625
Ralph F. Verni                     $    0                       $      0

--------------------

(a) Because the Fund was newly organized in March 1998, the amounts shown are estimates of compensation from the Fund for the current fiscal year ending April 30, 1999.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan served as investment adviser. "Total Compensation from Fund and Fund Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. For the period March 11, 1998 (commencement of operations) through April 30, 1998, the Fund's Investment Advisory Fee was $9,148.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period March 11, 1998 (commencement of operations) through April 30, 1998 the voluntary reduction of fees or assumption of expenses amounted to $34,714.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do 3not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions
                      reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions
                      invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. The following telephone privileges are available:

         [bullet] Telephone Exchange Privilege for Shareholder and Shareholder's
                  Financial Professional
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder or the shareholder's financial professional to request exchanges into other State Research funds.

         [bullet] Telephone Redemption Privilege for Shareholder
         [bullet] Shareholders automatically receive this privilege unless declined.
         [bullet] This privilege allows the shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

         [bullet] Telephone Redemption Privilege for Shareholder's Financial
                  Professional (This privilege is not automatic; a shareholder must specifically elect it.)
         [bullet] This privilege allows the shareholder's financial professional to phone requests to sell shares, with the proceeds to be sent to the address of record on the account.

         A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund anticipates that its portfolio turnover rate will not exceed 125% under normal conditions. In periods when there are rapid changes in economic conditions or security price levels, or when the Investment Manager's investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when the Investment Manager's investment strategy remains relatively constant.

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). For the period March 11, 1998 (commencement of operations) through April 30, 1998 the portfolio turnover rate was 13.04%.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. For the period March 11, 1998 (commencement of operations) through April 30, 1998 the Fund paid $10,227 in brokerage commissions in secondary trading.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring that the Investment Manager only to effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Taxation Of The Fund--In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute, or be deemed to have distributed, an amount equal to the sum of
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any cash is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.


         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under an applicable treaty) on distributions from the Fund.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period March 11, 1998 (commencement of operations) through April 30, 1998, total sales charges on Class A shares paid to the Distributor amounted to $74,276. For the same period, the Distributor retained $9,170 after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the period March 11, 1998 (commencement of operations) through April 30, 1998, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to dealers for sales of such shares as follows:

                               Contingent                        Commissions
                                Deferred                           Paid to
                              Sales Charges                        Dealers
                              -------------                     -------------
Class A                          $   0                           $   65,106
Class B                          $   0                           $  133,482
Class C                          $   0                           $    4,040

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         For the period March 11, 1998 (commencement of operations) through April 30, 1998 the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                   Class A       Class B        Class C
                                                  --------       --------      -------
         Advertising                              $    46        $    137        $   49

         Printing and mailing of prospectuses
           to other than current shareholders         231             685           243

         Compensation to dealers                      185             548           194

         Compensation to sales personnel              371           1,096           389

         Interest                                       0               0             0

         Carrying or other
           financing charges                            0               0             0

         Other expenses:  marketing; general           93             274            97
                                                  -------        --------        ------

         Total fees received                      $   926        $  2,740        $  972
                                                  =======        ========        ======

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., CDC/Wisenberger, Investment Companies Service, Frank Russell Company, Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Funds Growth category.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return


         The Fund's standard average annual total return ("standard total return") of each class of shares was as follows:

                                 March 11, 1998
                          (commencement of operations)
                                to April 30, 1998
                           ---------------------------
                      SEC                              Aggregate
                 Total Return                        Total Return
                 (Annualized)*                     (Not Annualized)*
                 -------------                     -----------------
Class A              25.32                              -0.80
Class B              24.34                              -1.34
Class C              29.32                               2.77
Class S              31.23                               3.87

         *Reflects maximum sales charges, if any.

         The number shown above in the column entitled "SEC Total Return (Annualized)* result from the "annualization" of actual return for the approximately 51-day period involved and should be interpreted carefully since annualization in this instance presumes that the performance for the 51 days continues for a full year.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                 P(1+T)n = ERV
Where:  P    =   a hypothetical initial payment of $1,000

        T    =   average annual total return

        n    =   number of years

        ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin at the time of commencement of such Funds operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the period ended March 11, 1998 (commencement of operations) through April 30, 1998 without taking sales charges into account, were as follows:

                  Class A                           3.87%
                  Class B                           3.66%
                  Class C                           3.77%
                  Class S                           3.87%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the period March 11, 1998 (commencement of operations) through April 30, 1998:

DOCS/575947.8

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1998




-----------------------------------------------------------------------
                                                              Value
                                                 Shares      (Note 1)
-----------------------------------------------------------------------
COMMON STOCKS 86.9%
Automobiles & Transportation 2.9%
Air Transport 0.5%
America West Holdings Corp. Cl. B ............... 2,800    $    84,700
                                                           -----------
Automobile Parts 0.5%
Magna International, Inc. Cl. A ................. 1,200         89,475
                                                           -----------
Miscellaneous Transportation 1.0%
Harley Davidson, Inc. ........................... 4,800        172,800
                                                           -----------
Truckers 0.9%
CNF Transportation, Inc. ........................ 4,000        154,500
                                                           -----------
Total Automobiles & Transportation .....................       501,475
                                                           -----------
Consumer Discretionary 9.1%
Casinos/Gambling, Hotel/Motel 0.7%
Mirage Resorts, Inc.* ........................... 5,300        116,931
                                                           -----------
Commercial Services 2.7%
Cendent Corp.* .................................. 7,900        197,500
Cintas Corp. .................................... 1,400         66,675
USA Waste Services, Inc.* ....................... 3,900        191,344
                                                           -----------
                                                               455,519
                                                           -----------
Consumer Products 0.6%
Avon Products, Inc. ............................. 1,200         98,625
                                                           -----------
Consumer Services 0.8%
Apollo Group, Inc. Cl. A* ....................... 4,005        137,171
                                                           -----------
Printing & Publishing 0.5%
News Corp. Ltd. ADR ............................. 3,200         87,400
                                                           -----------
Retail 2.5%
Dayton Hudson Corp. ............................. 1,800        157,162
Family Dollar Stores, Inc. ...................... 2,700         91,800
Limited, Inc. ................................... 1,500         50,344
Proffitts, Inc.* ................................ 3,400        135,150
                                                           -----------
                                                               434,456
                                                           -----------
Textile/Apparel Manufacturers 0.8%
Warnaco Group, Inc. Cl. A ....................... 3,000        126,750
                                                           -----------
Toys 0.5%
Mattel, Inc. .................................... 2,400         91,950
                                                           -----------
Total Consumer Discretionary ..........................      1,548,802
                                                           -----------
Consumer Staples 7.9%
Beverages 0.8%
Coca-Cola Enterprises, Inc. ..................... 2,100         79,275
PepsiCo, Inc. ................................... 1,600         63,500
                                                           -----------
                                                               142,775
                                                           -----------
Drug & Grocery Store Chains 3.5%
CVS Corp. ....................................... 2,100    $   154,875
Kroger Co.* ..................................... 2,400        100,500
Rite Aid Corp. .................................. 5,800        186,325
Safeway Inc. .................................... 4,000        153,000
                                                           -----------
                                                               594,700
                                                           -----------
Foods 0.9%
Sara Lee Corp. .................................. 2,500        148,906
                                                           -----------
Household Products 2.7%
Colgate-Palmolive Co. ........................... 2,100        188,344
Procter & Gamble Co. ............................ 3,400        279,438
                                                           -----------
                                                               467,782
                                                           -----------
Total Consumer Staples ................................      1,354,163
                                                           -----------
Financial Services 16.8%
Banks & Savings & Loans 8.1%
Banc One Corp. .................................. 3,900        229,369
BankAmerica Corp. ............................... 2,500        212,500
Chase Manhattan Corp. ........................... 1,900        263,269
Mellon Bank Corp. ............................... 2,450        176,400
NationsBank Corp. ............................... 1,200         90,900
Norwest Corp. ................................... 2,800        111,125
State Street Corp. .............................. 1,800        128,700
U.S. Bancorp .................................... 1,400        177,800
                                                           -----------
                                                             1,390,063
                                                           -----------
Insurance 6.6%
General Re Corp. ................................   800        178,850
Hartford Financial Services Group, Inc. ......... 1,500        166,125
Mutual Risk Management Ltd. ..................... 2,500         84,687
NAC Re Corp. .................................... 1,800         90,000
Saint Paul Cos., Inc. ........................... 1,200        101,700
Travelers Property Casualty Corp. Cl. A ......... 3,000        126,000
UNUM Corp. ...................................... 1,500         80,625
ACE Ltd. ........................................ 4,900        185,587
Mid Ocean Ltd. .................................. 1,600        120,600
                                                           -----------
                                                             1,134,174
                                                           -----------
Miscellaneous Financial 2.1%
Federal National Mortgage Association ........... 2,500        149,687
AMBAC Financial Group, Inc. ..................... 1,800        102,038
Travelers Group, Inc. ........................... 1,600         97,900
                                                           -----------
                                                               349,625
                                                           -----------
Total Financial Services ..............................      2,873,862
                                                           -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------




----------------------------------------------------------------------------
                                                                   Value
                                                   Shares        (Note 1)
----------------------------------------------------------------------------
Health Care 11.1%
Drugs & Biotechnology 8.1%
American Home Products Corp. ................      1,160      $   108,025
Bristol-Myers Squibb Co. ....................      1,410          149,284
Merck & Company, Inc. .......................      1,020          122,910
Novartis AG ADR .............................      1,200           99,204
Pfizer, Inc. ................................      1,915          217,951
Schering-Plough, Inc. .......................      1,420          113,778
Warner-Lambert Co. ..........................      1,600          302,700
Abbott Laboratories .........................      1,100           80,437
Baxter International, Inc. ..................      1,600           88,700
Johnson & Johnson ...........................      1,400           99,925
                                                              -----------
                                                                1,382,914
                                                              -----------
Health Care Facilities 0.9%
Health Management Associates Cl. A* .........      2,500           78,750
Tenet Healthcare Corp.* .....................      1,800           67,387
                                                              -----------
                                                                  146,137
                                                              -----------
Health Care Services 0.0%
HBO & Co. ...................................        100            5,981
                                                              -----------
Hospital Supply 2.1%
Boston Scientific Corp.* ....................      1,400          101,238
Guidant Corp. ...............................      2,700          180,562
U.S. Surgical Corp. .........................      2,400           75,600
                                                              -----------
                                                                  357,400
                                                              -----------
Total Health Care ......................................        1,892,432
                                                              -----------
Integrated Oils 1.5%
Oil: Integrated Domestic 0.9%
Amerada Hess Corp. ..........................      1,100           63,250
Unocal Corp. ................................      2,400           98,250
                                                              -----------
                                                                  161,500
                                                              -----------
Oil: Integrated International 0.6%
Mobil Corp. .................................      1,200           94,800
                                                              -----------
Total Integrated Oils ..................................          256,300
                                                              -----------
Materials & Processing 5.1%
Chemicals 2.9%
BOC Group PLC ADR ...........................      3,900          135,038
Cambrex Corp. ...............................      2,400          133,200
Rohm & Haas Co. .............................      2,100          226,406
                                                              -----------
                                                                  494,644
                                                              -----------
Miscellaneous Materials & Processing 0.7%
Wyman-Gordon Co.* ...........................      5,800          117,450
                                                              -----------
Steel 1.5%
Harsco Corp. ................................      1,800      $    82,800
British Steel Corp. PLC ADR .................      3,000           81,562
LTV Corp. ...................................      7,200           93,600
                                                              -----------
                                                                  257,962
                                                              -----------
Total Materials & Processing ...........................          870,056
                                                              -----------
Other 4.9%
Multi-Sector 4.9%
Cooper Industries, Inc. .....................      1,400           93,625
General Electric Co. ........................      2,300          195,787
Tyco International Ltd. .....................      4,500          245,250
Trinity Industries, Inc. ....................      3,500          178,500
Raytheon Co. Cl. B ..........................      2,100          119,044
                                                              -----------
                                                                  832,206
                                                              -----------
Total Other ............................................          832,206
                                                              -----------
Other Energy 3.8%
Oil and Gas Producers 2.3%
Anadarko Petroleum Corp. ....................      1,800          131,850
Burlington Resources, Inc. ..................      2,100           98,700
Oryx Energy Co.* ............................      2,800           73,150
Vastar Resources, Inc. ......................      1,800           85,613
                                                              -----------
                                                                  389,313
                                                              -----------
Oil Well Equipment & Services 1.5%
Ultramar Diamond Shamrock Co. ...............      2,100           67,856
Schlumberger Ltd. ...........................      1,200           99,450
Valero Energy Corp. .........................      2,800           90,650
                                                              -----------
                                                                  257,956
                                                              -----------
Total Other Energy .....................................          647,269
                                                              -----------
Producer Durables 4.0%
Aerospace 0.8%
Boeing Co. ..................................      2,700          135,169
                                                              -----------
Electrical Equipment & Components 0.7%
Philips Electronics NV ......................      1,400          126,000
                                                              -----------
Industrial Products 0.8%
Honeywell, Inc. .............................      1,400          130,375
                                                              -----------
Miscellaneous Equipment 0.5%
Case Corp. ..................................      1,500           95,344
                                                              -----------
Office Furniture & Business Equipment 1.2%
Xerox Corp. .................................      1,800          204,300
                                                              -----------
Total Producer Durables ................................          691,188
                                                              -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




-----------------------------------------------------------------------------
                                                                    Value
                                                     Shares       (Note 1)
-----------------------------------------------------------------------------
Technology 10.1%
Communications Technology 2.1%
L.M. Ericsson Telephone Co. ADR Cl. B .........      3,000      $   154,313
Network Associates, Inc.* .....................      1,400           95,900
Tellabs, Inc.* ................................      1,500          106,313
                                                                -----------
                                                                    356,526
                                                                -----------
Computer Software 2.8%
J.D. Edwards & Co.* ...........................      2,100           74,812
i2 Technologies, Inc.* ........................      1,200           80,100
Microsoft Corp.* ..............................      1,150          103,644
SAP AG ADR ....................................        500           84,940
Checkpoint Software Technologies Ltd.* ........      4,800          141,000
                                                                -----------
                                                                    484,496
                                                                -----------
Computer Technology 1.5%
Cisco Systems, Inc.* ..........................      1,600          117,200
Electronic Data Systems Corp. .................        600           25,800
Gateway 2000, Inc.* ...........................      1,900          111,506
                                                                -----------
                                                                    254,506
                                                                -----------
Electronics: Semi-Conductors/Components 3.7%
Altera Corp.* .................................      2,100           85,050
Analog Devices, Inc.* .........................      5,200          202,475
Intel Corp. ...................................      2,200          177,787
Texas Instruments, Inc. .......................      2,700          172,969
                                                                -----------
                                                                    638,281
                                                                -----------
Total Technology .........................................        1,733,809
                                                                -----------
Utilities 9.7%
Electrical 2.4%
DPL Inc. ......................................      3,500           63,656
Idaho Power Co. ...............................      1,800           64,125
OGE Energy Corp. ..............................      1,600           87,900
Sierra Pacific Resources ......................      1,800           63,000
Unicom Corp. ..................................      3,700          128,575
                                                                -----------
                                                                    407,256
                                                                -----------
Gas Distribution 1.6%
Questar Corp. .................................      2,800          121,450
Williams Cos., Inc. ...........................      4,800          151,800
                                                                -----------
                                                                    273,250
                                                                -----------
Telecommunications 5.7%
US West Media Group* ..........................      3,900      $   147,225
AirTouch Communications, Inc.* ................      2,500          132,812
LCI International, Inc.* ......................      5,200          206,700
Qwest Communications International, Inc.* .....      5,200          200,525
WorldCom, Inc.* ...............................      6,600          282,357
                                                                -----------
                                                                    969,619
                                                                -----------
Total Utilities ..........................................        1,650,125
                                                                -----------
Total Common Stocks (Cost $14,565,330) ...................       14,851,687
                                                                -----------


-----------------------------------------------------------------------------
                                        Principal    Maturity
                                          Amount       Date
-----------------------------------------------------------------------------
COMMERCIAL PAPER 8.3%
American Express Credit Corp.,
  5.51% .............................. $532,000    5/01/1998         532,000
Ford Motor Credit Co., 5.50% .........  604,000    5/05/1998         604,000
General Electric Capital Corp.,
  5.45% ..............................  282,000    5/01/1998         282,000
                                                                 -----------
Total Commerical Paper (Cost $1,418,000)......................     1,418,000
                                                                 -----------
Total Investments (Cost $15,983,330)--95.2%...................    16,269,687
Cash and Other Assets, Less Liabilities--4.8% ................       828,656
                                                                 -----------
Net Assets--100.0% ...........................................   $17,098,343
                                                                 ===========


Federal Income Tax Information:
At April 30, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $15,986,105 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ..........................................   $516,396
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ........................................   (232,814)
                                                        --------
                                                        $283,582
                                                        ========

--------------------------------------------------------------------------------
*Nonincome-producing securities

 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1998


Assets
Investments, at value (Cost $15,983,330) (Note 1) .................    $16,269,687
Cash ..............................................................         39,193
Receivable for fund shares sold ...................................        751,824
Receivable from Distributor (Note 3) ..............................         34,714
Dividends and interest receivable .................................          8,061
Deferred organization costs and other assets (Note 1)                       91,276
                                                                       -----------
                                                                        17,194,755
Liabilities
Payable for securities purchased ..................................         38,641
Payable for fund shares redeemed ..................................         18,962
Accrued management fee (Note 2) ...................................          6,402
Accrued trustees' fees (Note 2) ...................................          5,364
Accrued distribution and service fees (Note 5) ....................          3,688
Accrued transfer agent and shareholder services
  (Note 2) ........................................................          3,600
Other accrued expenses ............................................         19,755
                                                                       -----------
                                                                            96,412
                                                                       -----------
Net Assets                                                             $17,098,343
                                                                       ===========
Net Assets consist of:
 Undistributed net investment income ..............................    $     9,454
 Unrealized appreciation of investments ...........................        286,357
 Accumulated net realized loss ....................................         (2,159)
 Paid-in capital ..................................................     16,804,691
                                                                       -----------
                                                                       $17,098,343
                                                                       ===========
Net Asset Value and redemption price per share of
  Class A shares ($6,131,691 [divided by] 618,158 shares) .........         $ 9.92
                                                                            ======
Maximum Offering Price per share of Class A shares
  ($9.92 [divided by] .955) .......................................         $10.39
                                                                            ======
Net Asset Value and offering price per share of
  Class B shares ($5,142,190 [divided by] 519,235 shares)*.........         $ 9.90
                                                                            ======
Net Asset Value and offering price per share of
  Class C shares ($1,061,159 [divided by] 107,096 shares)*.........         $ 9.91
                                                                            ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($4,763,303 [divided by] 480,088 shares) ........................         $ 9.92
                                                                            ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.




----------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------
For the period March 11, 1998
(commencement of operations) to April 30, 1998


Investment Income
Dividends, net of foreign taxes of $326 ..................   $ 12,892
Interest .................................................     13,018
                                                             --------
                                                               25,910
Expenses
Custodian fee ............................................     10,800
Management fee (Note 2) ..................................      9,148
Audit fee ................................................      6,588
Registration fees ........................................      5,400
Trustees' fees (Note 2) ..................................      5,364
Transfer agent and shareholder services (Note 2) .........      3,600
Reports to shareholders ..................................      3,600
Amortization of organization costs (Note 1) ..............      2,488
Service fee--Class A (Note 5) ............................        925
Distribution and service fees--Class B (Note 5) ..........      2,740
Distribution and service fees--Class C (Note 5) ..........        972
Legal fees ...............................................        900
Miscellaneous ............................................        900
                                                             --------
                                                               53,425
Expenses borne by the Distributor (Note 3) ...............    (34,714)
                                                             --------
                                                               18,711
                                                             --------
Net investment income ....................................      7,199
                                                             --------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (Notes 1 and 4) .........     (2,159)
Net unrealized appreciation of investments ...............    286,357
                                                             --------
Net gain on investments ..................................    284,198
                                                             --------
Net increase in net assets resulting from operations .....   $291,397
                                                             ========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period March 11, 1998
(commencement of operations) to April 30, 1998


Increase (Decrease) in Net Assets
Operations:
Net investment income ......................................    $     7,199
Net realized loss on investments ...........................         (2,159)
Net unrealized appreciation of investments .................        286,357
                                                                -----------
Net increase resulting from operations .....................        291,397
                                                                -----------
Net increase from fund share transactions (Note 6) .........     16,806,946
                                                                -----------
Total increase in net assets ...............................     17,098,343
Net Assets
Beginning of period ........................................             --
                                                                -----------
End of period (including undistributed net investment
  income of $9,454) ........................................    $17,098,343
                                                                ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1998

Note 1

State Street Research Galileo Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1998. The Trust presently consists of four separate funds: State Street Research Galileo Fund, State Street Research Legacy Fund, State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund.

The Fund seeks to provide long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of total assets in stocks and convertible securities of companies in the Russell 1000 Index and of other U.S. and foreign companies of comparable size.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No Provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.


F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the period March 11, 1998 (commencement of operations) to April 30, 1998, there were no loaned securities.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period March 11, 1998 (commencement of operations) to April 30, 1998, the fees pursuant to such agreement amounted to $9,148.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the period March 11, 1998, (commencement of operations) to April 30, 1998, the amount of such expenses was $1,387.

The fees of the Trustees not currently affiliated with the Adviser amounted to $5,364 during the period March 11, 1998 (commencement of operations) to April 30, 1998.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period March 11, 1998 (commencement of operations) to April 30, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $34,714.


Note 4

For the period March 11, 1998 (commencement of operations) to April 30, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $15,543,714 and $976,225, respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period March 11, 1998, (commencement of operations) to April 30, 1998, fees pursuant to such plan amounted to $925, $2,740 and $972 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $9,170 and $28,702, respectively, on sales of Class A shares of the Fund during the period March 11, 1998 (commencement of operations) to April 30, 1998, and that MetLife Securities, Inc. earned commissions aggregating $81,084 on sales of Class B shares during the same period.

STATE STREET RESEARCH GALILEO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1998, Metropolitan owned 52,356 shares of each of Class A, Class B and Class C and 471,204 Class S shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class S of the Fund.

Share transactions were as follows:

                                       March 11, 1998
                                      (Commencement of
                                       Operations) to
                                       April 30, 1998
                                 -------------------------
Class A                             Shares         Amount
----------------------------------------------------------
  Shares sold ................     622,025      $6,115,137
  Shares repurchased .........      (3,867)        (38,335)
                                   -------      ----------
  Net increase ...............     618,158      $6,076,802
                                   =======      ==========
  Class B                           Shares         Amount
----------------------------------------------------------
  Shares sold ................     555,377      $5,459,591
  Shares repurchased .........     (36,142)       (355,963)
                                   -------      ----------
  Net increase ...............     519,235      $5,103,628
                                   =======      ==========
  Class C                           Shares         Amount
----------------------------------------------------------
  Shares sold ................     107,096      $1,038,510
                                   -------      ----------
  Net increase ...............     107,096      $1,038,510
                                   =======      ==========
  Class S                           Shares         Amount
----------------------------------------------------------
  Shares sold ................     480,088      $4,588,006
                                   -------      ----------
  Net increase ...............     480,088      $4,588,006
                                   =======      ==========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding from March 11, 1998 (commencement of operations) to April 30, 1998(1)



                                                                             Class A       Class B       Class C        Class S
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                       9.55          9.55           9.55          9.55
                                                                              -----         -----          -----         ------
 Net investment income (loss) ($)*                                             0.01         (0.00)         (0.00)         0.02
 Net realized and unrealized gain on investments ($)                           0.36          0.35           0.36          0.35
                                                                              -----        ------         ------         ------
Total from investment operations ($)                                           0.37          0.35           0.36          0.37
                                                                              -----        ------         ------         ------
Net asset value, end of period ($)                                             9.92          9.90           9.91          9.92
                                                                              =====        ======         ======         ======
Total return(2) (%)                                                            3.87(3)       3.66(3)        3.77(3)       3.87(3)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                                     6,132         5,142          1,061         4,763
Ratio of operating expenses to average net assets (%)*                         1.25(4)       2.00(4)        2.00(4)       1.00(4)
Ratio of net investment income (loss) to average net assets (%)*               0.45(4)      (0.31)(4)      (0.13)(4)      0.98(4)
Portfolio turnover rate (%)                                                   13.04         13.04          13.04         13.04
*Reflects voluntary assumption of fees or expenses per share (Note 3) ($)      0.03          0.03           0.04          0.06

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

(3) Not annualized

(4) Annualized

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Galileo Fund:


We have audited the accompanying statement of assets and liabilities of State Street Research Galileo Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period March 11, 1998 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Galileo Fund as of April 30, 1998, the results of its operations and changes in its net assets and the financial highlights for the period March 11, 1998 (commencement of operations) to April 30, 1998, in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.
                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 5, 1998